Credit risk	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Credit risk

Credit risk

Overview (unaudited)	Key metrics (unaudited)

Credit risk is the risk of loss due to the default or credit quality deterioration of a customer or counterparty to which we have provided credit, or for which we have assumed a financial obligation.

Santander UK group level

We start by discussing credit risk at a Santander UK group level. We set out how our exposures arise, our types of customer and how we manage them, and our approach to credit risk across the credit risk lifecycle.

We then analyse our key metrics, including maximum and net exposures, credit quality, risk concentrations, credit performance and forbearance.

Business segments

Then we cover Retail Banking separately from our other segments in more detail in the sections that follow. Our other segments are Commercial Banking, Global Corporate Banking and Corporate Centre.

NPL ratio improved to 1.42%
(2016: 1.50%)

NPL coverage ratio increased to 33%
(2016: 31%)

Impairment loss allowances increased to £940m
(2016: £921m)

Average LTV of 62% (2016: 65%) on new mortgage lending

Credit risk – Santander UK group level

SANTANDER UK GROUP LEVEL – CREDIT RISK MANAGEMENT

Exposures

Exposures to credit risk arise in our business segments from:

Retail Banking	Commercial Banking	Global Corporate Banking	Corporate Centre
– Residential mortgages, business banking, consumer (auto) finance and other unsecured lending (personal loans, credit cards, and overdrafts).	– Loans, bank accounts, treasury services, invoice discounting, cash transmission, trade finance and asset finance.	– Loans, treasury products, and treasury markets activities.	– Asset and liability management of our balance sheet, as well as our non-core and Legacy Portfolios being run down.
– We provide these to individuals and small businesses.	– We provide these to SMEs and mid corporates, as well as Commercial Real Estate customers and Social Housing associations.	– We provide these to large corporates, and financial institutions, as well as sovereigns and other international organisations.	– Exposures include sovereign and other international organisation assets that we hold for liquidity.

Our types of customers and how we manage them

We manage credit risk across all our business segments in line with the credit risk lifecycle that we show in the next section. We tailor the way we manage risk across the lifecycle to the type of customer. We classify our customers as standardised or non-standardised:

Standardised	Non-standardised
– Mainly individuals and small businesses. Their transactions are for relatively small amounts of money, and share similar credit characteristics.	– Mainly medium and large corporate customers and financial institutions. Their transactions are for larger amounts of money, and have more diverse credit characteristics.
– In Retail Banking, Commercial Banking (for some small, non-complex corporate clients) and Corporate Centre (for our non–core portfolios).	– In Retail Banking (for some business banking transactions), Commercial Banking, Global Corporate Banking and Corporate Centre.
– We manage risk using automated decision–making tools. These are backed by teams of analysts who specialise in this type of risk.	– We manage risk through expert analysis. We support this with decision-making tools based on internal risk assessment models.

Our approach to credit risk

LOGO

We manage our portfolios across the credit risk lifecycle, from drawing up our risk strategy, plans, budgets and limits to making sure the actual risk profile of our exposures stays in line with our plans and within our Risk Appetite. We further tailor the way we manage risk across the life cycle to the type of product. We say more on this in the Credit risk – Retail Banking and the Credit risk – other segments sections.

1. Risk strategy and planning

All relevant areas of the business work together to create our business plans. This includes Risk, Marketing, Products and Finance. We aim to balance our strategy, business goals, and financial and technical resources with our attitude to risk (our Risk Appetite). To do this, we focus particularly on economic and market conditions and forecasts, regulations, conduct considerations, profitability, returns and market share. The result is an agreed set of targets and limits that help us direct our business.

2. Assessment and origination

Managing credit risk begins with lending responsibly. That means only lending to customers who can afford to pay us back, even if things get tighter for them, and are committed to paying us back. We undertake a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We make these decisions with authority from the Board and we consider:

–	The credit quality of the customer
–	The underlying risk – and anything that mitigates it, such as netting or collateral
–	Our risk policy, limits and appetite
–	Whether we can balance the amount of risk we face with the returns we expect

We also use stress testing, for example to estimate how a customer might be able to cope if interest rates increase.

3. Monitoring

We measure and monitor changes in our credit risk profile on a regular and systematic basis against budgets, limits and benchmarks. We monitor credit performance by portfolio, segment, customer or transaction. If our portfolios do not perform as we expect, we investigate to understand the reasons. Then we take action to mitigate it as far as possible and bring performance back on track.

We monitor and review our risk profile through a formal structure of governance and forums/committees across our business segments. These agree and track any steps we need to take to manage our portfolios, to make sure the impact is prompt and effective. This structure is a vital feedback tool to co-ordinate issues, trends and developments across each part of the credit risk lifecycle.

A core part of our monitoring is credit concentrations, such as the proportion of our lending that goes to specific borrowers, groups or industries. We set concentration limits in line with our Risk Appetite and review them on a regular basis.

Managing concentrations of credit risk exposures is a key part of risk management. We track how concentrated our credit risk portfolios are using various criteria. These include geographical areas, economic sectors, products and groups of customers.

Geographical concentrations

As part of our approach to credit risk management and Risk Appetite, we set exposure limits to countries and geographical areas. We set our limits with reference to the country limits set by Banco Santander SA. These are determined according to how the country is classified (whether it is a developed OECD country or not), its credit rating, its gross domestic product, and the types of products and services Banco Santander wants to offer in that country.

For more geographical information, see the ‘Country risk exposures’ section.

Industry concentrations

As part of our approach to credit risk management and Risk Appetite, we set concentration limits by industry sector. These limits are set based on the industry outlook, our strategic aims and desired level of concentration, but also take into account any relevant limit set by Banco Santander SA.

We provide further portfolio analyses on committed exposures, which are typically higher than the balance sheet value, in the following ‘Credit risk review’ sections.

4. Arrears management

Sometimes our customers face financial difficulty and they may fall into payment arrears or breach conditions of their credit facility. If this happens, we work with them to get their account back on track. We aim to support our customers and keep our relationship with them. We do this by:

–	Finding affordable and sustainable ways of repaying to fit their circumstances
–	Monitoring their finances and using models to predict how we think they will cope financially. This helps us design and put in place the right strategy to manage their debt
–	Working with them to get their account back to normal as soon as possible in a way that works for them and us
–	Monitoring agreements we make to manage their debt so we know they are working.

Forbearance

When a customer gets into financial difficulties, we can change the terms of their loan, either temporarily or permanently. We do this to help customers through temporary periods of financial difficulty so they can get back on to sustainable terms and fully pay off the loan over its lifetime, with support if needed. This is known as forbearance. We try to do this before the customer defaults. Whatever we offer, we assess it to make sure the customer can afford the repayments.

Forbearance improves our customer relationships and our credit risk profile. We only use foreclosure or repossession as a last resort. We review our approach regularly to make sure it is still effective. In a few cases, we can help a customer in this way more than once. This can happen if the plan to repay their debt doesn’t work and we have to draw up another one. When this happens more than once in a year, or more than three times in five years, we call it multiple forbearance.

For a loan to exit forbearance all the following conditions must be met:

–	The loan has been forborne at least two years ago or, where the forbearance was temporary, must have returned to performing under normal contractual terms for at least two years
–	The loan has been performing under the forborne terms for at least two years
–	The account is no longer in arrears
–	The customer does not have any other debts with us which are more than 30 days in arrears.

5. Debt recovery

Sometimes, even when we have taken all reasonable and responsible steps we can to manage arrears, they prove ineffective. If this happens, we have to end our relationship with the customer and try to recover the whole debt, or as much of it as we can.

Risk measurement and control

We measure and control credit risk at all stages across the credit risk lifecycle. We have a range of tools, processes and approaches, but we rely mainly on:

–	Credit control: as a core part of risk management we generate, extract and store accurate, comprehensive and timely data to monitor credit limits. We do this using internal data and data from third parties like credit bureaux
–	Models: we use models widely to measure credit risk and capital needs. They range from statistical and expert models to benchmarks
–	Review: we use formal and informal forums across the business to approve, validate, review and challenge our risk management. We do this to help us predict if our credit risk will worsen.

We use two key metrics to measure and control credit risk: Expected Loss (EL) and Non-Performing Loans (NPLs).

Metric	Description
EL	EL tells us what credit risk is likely to cost us. It is the product of:

– Probability of default (PD) – how likely customers are to default. We estimate this using customer ratings or the transaction credit scores

– Exposure at default (EAD) – how much customers will owe us if they default. We calculate this by comparing how much of their agreed credit (such as an overdraft) customers have used when they default with how much they normally use. This allows us to estimate the final extent of use of credit in the event of default

– Loss given default (LGD) – how much we lose when customers actually default. We work this out using the actual losses on loans that default. We take into account the income we receive, including the collateral we held, the costs we incur and the recovery process timing.

PD, EAD and LGD are calculated in accordance with CRD IV, and include direct and indirect costs. We base them on our own risk models and our assessment of each customer’s credit quality. For the rest of our Risk review, impairments, impairment losses and impairment loss allowances refer to calculations in accordance with IFRS, unless we specifically say they relate to CRD IV. For our IFRS accounting policy on impairment, see Note 1 to the Consolidated Financial Statements.

The way we calculate impairment under IFRS changed from 1 January 2018 when IFRS 9 took effect. It uses an expected credit loss (ECL) model rather than an incurred loss model used by IAS 39. There are also differences between the ECL approach used by IFRS 9 and the EL approach used by CRD IV. For more, see ‘Future accounting developments’ in Note 1 to the Consolidated Financial Statements.
NPLs

We use NPLs – and related write-offs and recoveries – to monitor how our portfolios behave. We classify loans as NPLs where customers do not make a payment for three months or more, or if we have data to make us doubt they can keep up with their payments. The data we have on customers varies across our business segments. It typically includes where:

Retail Banking

– They have been reported bankrupt or insolvent

– Their loan term has ended, but they still owe us money more than three months later

– They have had forbearance as an NPL, but have not caught up with the payments they had missed before that

– They have had multiple forbearance

– We have suspended their fees and interest because they are in financial difficulties

– We have repossessed the property.

Other segments: Commercial Banking, Global Corporate Banking and Corporate Centre

– They have had a winding up notice issued, or something happens that is likely to trigger insolvency – such as, another lender calls in a loan

– Something happens that makes them less likely to be able to pay us – such as they lose an important client or contract

– They have regularly missed or delayed payments, even though they have not gone over the three-month limit for NPLs

– Their loan is unlikely to be refinanced or repaid in full on maturity

– Their loan has an excessive LTV and it is unlikely that it will be resolved, such as by a change in planning policy, pay-downs from rental income, or increases in market values.

We also assess risks from other perspectives. These comprise internal rating deterioration, geographical location, business area, product and process. We do this to identify specific areas we need to focus on. We also use stress testing to establish vulnerabilities to economic deterioration. Our business segments tailor their approach to credit risk to their own customers. We explain their approaches in the business segment sections later on.

SANTANDER UK GROUP LEVEL – CREDIT RISK REVIEW

Our maximum and net exposure to credit risk

The tables below show the main differences between our maximum and net exposure to credit risk. They show the effects of collateral, netting, and risk transfer to mitigate our exposure. The tables only show the financial assets that credit risk affects.

For balance sheet assets, the maximum exposure to credit risk is the carrying value after impairment loss allowances. Off-balance sheet exposures are guarantees, formal standby facilities, credit lines and other commitments. For off-balance sheet guarantees, the maximum exposure is the maximum amount that we would have to pay if the guarantees were called on. For formal standby facilities, credit lines and other commitments that are irrevocable over the life of the facility, the maximum exposure is the total amount of the commitment.

	Maximum exposure				Collateral(1)
	Balance sheet asset
2017	Gross amounts £bn	Impairment loss allowances and RV & VT(2) provisions £bn	Net amounts £bn	Off-balance sheet £bn	Cash £bn	Non-cash £bn	Netting(3) £bn	Net exposure £bn
Cash and balances at central banks	32.8	–	32.8	–	–	–	–	32.8
Trading assets:
– Securities repurchased under resale agreements	8.9	–	8.9	–	–	(8.5)	(0.4)	–
– Debt securities	5.2	–	5.2	–	–	–	–	5.2
– Cash collateral	6.2	–	6.2	–	–	–	–	6.2
– Short-term loans	0.7	–	0.7	–	–	–	–	0.7
Total trading assets	21.0	–	21.0	–	–	(8.5)	(0.4)	12.1
Derivative financial instruments	19.9	–	19.9	–	(2.8)	–	(14.8)	2.3
Financial assets designated at fair value:
– Loans and advances to customers	1.6	–	1.6	–	–	(1.6)	–	–
– Debt securities	0.5	–	0.5	–	–	–	–	0.5
Total financial assets designated at fair value	2.1	–	2.1	–	–	(1.6)	–	0.5
Loans and advances to banks	5.9	–	5.9	1.6	–	(2.5)	–	5.0
Loans and advances to customers:(4)
– Advances secured on residential property	155.4	(0.2)	155.2	12.4	–	(167.4)(5)	–	0.2
– Corporate loans	31.0	(0.5)	30.5	17.1	–	(21.8)	–	25.8
– Finance leases	6.7	(0.1)	6.6	0.6	(0.1)	(5.8)	–	1.3
– Other unsecured loans	6.2	(0.2)	6.0	11.1	–	(0.1)	–	17.0
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	1.2	–	1.2	–	–	–	–	1.2
Total loans and advances to customers	200.5	(1.0)	199.5	41.2	(0.1)	(195.1)	–	45.5
Financial investments:
– Loans and receivables securities(4)	2.2	–	2.2	0.7	–	–	–	2.9
– Available-for-sale debt securities	8.8	–	8.8	–	–	–	–	8.8
– Held-to-maturity debt securities	6.5	–	6.5	–	–	–	–	6.5
Total financial investments	17.5	–	17.5	0.7	–	–	–	18.2
Total	299.7	(1.0)	298.7	43.5	(2.9)	(207.7)	(15.2)	116.4

(1)	The forms of collateral we take to reduce credit risk include: residential and commercial property; other physical assets, including motor vehicles; liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables. Charges on residential property are most of the collateral we take.
(2)	Residual Value (RV) and Voluntary Termination (VT) provisions.
(3)	We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other segments – credit risk management’ section.
(4)	Balances include interest we have charged to the customer’s account and accrued interest that we have not charged to the account yet.
(5)	The collateral value we have shown is limited to the balance of each associated individual loan. It does not include the impact of over–collateralisation (where the collateral has a higher value than the loan balance) and includes collateral we would receive on draw down of certain off–balance sheet commitments.

	Maximum exposure				Collateral(1)
	Balance sheet asset
2016	Gross amounts £bn	Impairment loss allowances and RV & VT(2) provisions £bn	Net amounts £bn	Off-balance sheet £bn	Cash £bn	Non-cash £bn	Netting(2) £bn	Net exposure £bn
Cash and balances at central banks	17.1	–	17.1	–	–	–	–	17.1
Trading assets:
– Securities repurchased under resale agreements	10.7	–	10.7	–	–	(8.6)	(2.1)	–
– Debt securities	6.2	–	6.2	–	–	–	–	6.2
– Cash collateral	6.2	–	6.2	–	–	–	–	6.2
– Short-term loans	0.9	–	0.9	–	–	–	–	0.9
Total trading assets	24.0	–	24.0	–	–	(8.6)	(2.1)	13.3
Derivative financial instruments	25.5	–	25.5	–	(2.4)	–	(17.4)	5.7
Financial assets designated at fair value:
– Loans and advances to customers	1.7	–	1.7	0.2	–	(1.8)	–	0.1
– Debt securities	0.4	–	0.4	–	–	–	–	0.4
Total financial assets designated at fair value	2.1	–	2.1	0.2	–	(1.8)	–	0.5
Loans and advances to banks	4.4	–	4.4	1.9	–	(1.5)	–	4.8
Loans and advances to customers:(4)
– Advances secured on residential property	154.7	(0.3)	154.4	10.8	–	(164.9)(5)	–	0.3
– Corporate loans	32.0	(0.4)	31.6	17.1	–	(23.1)	–	25.6
– Finance leases	6.7	(0.1)	6.6	0.4	(0.1)	(5.7)	–	1.2
– Other unsecured loans	6.2	(0.2)	6.0	11.5	–	–	–	17.5
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	1.1	–	1.1	–	–	–	–	1.1
Total loans and advances to customers	200.7	(1.0)	199.7	39.8	(0.1)	(193.7)	–	45.7
Financial investments:
– Loans and receivables securities(4)	0.3	–	0.3	1.6	–	–	–	1.9
– Available-for-sale debt securities	10.4	–	10.4	–	–	–	–	10.4
– Held-to-maturity debt securities	6.6	–	6.6	–	–	–	–	6.6
Total financial investments	17.3	–	17.3	1.6	–	–	–	18.9
Total	291.1	(1.0)	290.1	43.5	(2.5)	(205.6)	(19.5)	106.0

(1)	The forms of collateral we take to reduce credit risk include: residential and commercial property; other physical assets, including motor vehicles; liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables. Charges on residential property are most of the collateral we take.
(2)	Residual Value (RV) and Voluntary Termination (VT) provisions.
(3)	We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other segments – credit risk management’ section.
(4)	Balances include interest we have charged to the customer’s account and accrued interest that we have not charged to the account yet.
(5)	The collateral value we have shown is limited to the balance of each associated individual loan. It does not include the impact of over–collateralisation (where the collateral has a higher value than the loan balance) and includes collateral we would receive on draw down of certain off–balance sheet commitments.

Credit quality

Single rating scale (unaudited)

In the table below, we have used a single rating scale to ensure we are consistent across all our credit risk portfolios in how we report the risk of default. It has eight grades for non-defaulted exposures, from 9 (lowest risk) to 2 (highest risk). We define each grade by an upper and lower probability of default (PD) value and we scale the grades so that the default risk increases by a factor of ten every time the grade number drops by two steps. For example, risk grade 9 has an average PD of 0.010%, and risk grade 7 has an average PD of 0.100%. We give defaulted exposures a grade 1 and a PD value of 100%. In the final column of the table we show the approximate equivalent credit rating grade used by Standard & Poor’s Ratings Services (S&P).

	PD range
Santander UK risk grade	Mid %	Lower %	Upper %	S&P equivalent
9	0.010	0.000	0.021	AAA to AA+
8	0.032	0.021	0.066	AA to AA-
7	0.100	0.066	0.208	A+ to BBB
6	0.316	0.208	0.658	BBB- to BB
5	1.000	0.658	2.081	BB-
4	3.162	2.081	6.581	B+ to B
3	10.000	6.581	20.811	B-
2	31.623	20.811	99.999	CCC to C
1 (Default)	100.000	100.000	100.000	D

Rating distribution

The tables below show the credit rating of our financial assets subject to credit risk. For more on the credit rating profiles of key portfolios, see the ‘Credit Risk – Retail Banking’ and ‘Credit Risk – other segments’ sections.

	Santander UK risk grade
2017	9 £bn	8 £bn	7 £bn	6 £bn	5 £bn	4 £bn	3 to 1 £bn	Other(1) £bn	Total £bn
Cash and balances at central banks	31.8	–	–	–	–	–	–	1.0	32.8
Trading assets:
– Securities repurchased under resale agreements	–	5.7	1.5	1.7	–	–	–	–	8.9
– Debt securities	1.2	3.1	0.9	–	–	–	–	–	5.2
– Cash collateral	0.1	0.9	5.1	0.1	–	–	–	–	6.2
– Short-term loans	0.7	–	–	–	–	–	–	–	0.7
Total trading assets	2.0	9.7	7.5	1.8	–	–	–	–	21.0
Derivative financial instruments	0.4	9.9	7.6	1.5	0.4	–	–	0.1	19.9
Financial assets designated at fair value:
– Loans and advances to customers	0.3	1.2	0.1	–	–	–	–	–	1.6
– Debt securities	0.4	0.1	–	–	–	–	–	–	0.5
Total financial assets designated at fair value	0.7	1.3	0.1	–	–	–	–	–	2.1
Loans and advances to banks	1.3	1.7	1.1	0.4	–	–	–	1.4	5.9
Loans and advances to customers:(2)
– Advances secured on residential property	3.2	26.7	75.2	35.2	6.2	4.5	4.4	–	155.4
– Corporate loans	1.7	5.1	2.1	4.6	9.6	5.1	1.5	1.3	31.0
– Finance leases	–	–	0.4	1.3	2.0	1.8	1.1	0.1	6.7
– Other unsecured loans	–	0.1	0.8	1.6	1.6	0.7	0.5	0.9	6.2
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	–	–	–	–	–	–	–	1.2	1.2
Total loans and advances to customers	4.9	31.9	78.5	42.7	19.4	12.1	7.5	3.5	200.5
Financial investments:
– Loans and receivables securities(2)	1.9	0.1	0.2	–	–	–	–	–	2.2
– Available-for-sale debt securities	6.5	1.9	0.4	–	–	–	–	–	8.8
– Held-to-maturity debt securities	6.5	–	–	–	–	–	–	–	6.5
Total financial investments	14.9	2.0	0.6	–	–	–	–	–	17.5
	56.0	56.5	95.4	46.4	19.8	12.1	7.5	6.0	299.7
Impairment loss allowances and RV & VT provisions(5)									(1.0)
Total									298.7

Of which:
Neither past due nor impaired:
– Cash and balances at central banks	31.8	–	–	–	–	–	–	1.0	32.8
– Trading assets	2.0	9.7	7.5	1.8	–	–	–	–	21.0
– Derivative financial instruments	0.4	9.9	7.6	1.5	0.4	–	–	0.1	19.9
– Financial assets designated at fair value	0.7	1.3	0.1	–	–	–	–	–	2.1
– Loans and advances to banks	1.3	1.7	1.1	0.4	–	–	–	1.4	5.9
– Loans and advances to customers	4.9	31.9	78.5	42.7	19.3	12.1	3.8	3.5	196.7
– Financial investments	14.9	2.0	0.6	–	–	–	–	–	17.5
Total neither past due nor impaired	56.0	56.5	95.4	46.4	19.7	12.1	3.8	6.0	295.9
Past due but not impaired(3)	–	–	–	–	0.1	–	2.4	–	2.5
Impaired(4)	–	–	–	–	–	–	1.3	–	1.3
	56.0	56.5	95.4	46.4	19.8	12.1	7.5	6.0	299.7
Impairment loss allowances and RV & VT provisions(5)									(1.0)
Total									298.7

(1)	Other items include cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
(2)	Balances include interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.
(3)	Balances include mortgage loans in arrears which have been assessed for incurred but not observed (IBNO) losses as described in Note 1 to the Consolidated Financial Statements.
(4)	Impaired loans are loans we have assessed for observed impairment loss allowances. This included loans individually assessed for impairment of £713m.
(5)	Residual Value (RV) and Voluntary Termination (VT) provisions.

	Santander UK risk grade
2016	9 £bn	8 £bn	7 £bn	6 £bn	5 £bn	4 £bn	3 to 1 £bn	Other(1) £bn	Total £bn
Cash and balances at central banks	15.9	–	–	–	–	–	–	1.2	17.1
Trading assets:
– Securities repurchased under resale agreements	–	5.4	4.2	0.9	0.2	–	–	–	10.7
– Debt securities	2.8	1.5	0.3	1.6	–	–	–	–	6.2
– Cash collateral	–	1.5	4.3	0.4	–	–	–	–	6.2
– Short-term loans	0.8	–	–	–	0.1	–	–	–	0.9
Total trading assets	3.6	8.4	8.8	2.9	0.3	–	–	–	24.0
Derivative financial instruments	1.1	10.4	9.9	3.4	0.6	–	–	0.1	25.5
Financial assets designated at fair value:						–	–
– Loans and advances to customers	0.6	0.5	0.6	–	–	–	–	–	1.7
– Debt securities	–	0.1	–	0.3	–	–	–	–	0.4
Total financial assets designated at fair value	0.6	0.6	0.6	0.3	–	–	–	–	2.1
Loans and advances to banks	1.7	1.5	0.5	0.2	–	–	–	0.5	4.4
Loans and advances to customers:(2)
– Advances secured on residential property	2.1	23.8	74.0	37.8	6.8	5.3	4.9	–	154.7
– Corporate loans	3.3	3.2	1.6	10.5	7.4	3.7	0.9	1.4	32.0
– Finance leases	–	–	0.4	1.3	2.0	1.9	1.0	0.1	6.7
– Other unsecured loans	–	–	0.2	1.5	2.4	0.9	0.4	0.8	6.2
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	1.1	–	–	–	–	–	–	–	1.1
Total loans and advances to customers	6.5	27.0	76.2	51.1	18.6	11.8	7.2	2.3	200.7
Financial investments:
– Loans and receivables securities(2)	0.1	–	0.2	–	–	–	–	–	0.3
– Available-for-sale debt securities	7.8	1.8	0.7	–	–	–	–	0.1	10.4
– Held-to-maturity debt securities	6.6	–	–	–	–	–	–	–	6.6
Total financial investments	14.5	1.8	0.9	–	–	–	–	0.1	17.3
	43.9	49.7	96.9	57.9	19.5	11.8	7.2	4.2	291.1
Impairment loss allowances and RV & VT provisions(5)									(1.0)
Total									290.1

Of which:
Neither past due nor impaired:
– Cash and balances at central banks	15.9	–	–	–	–	–	–	1.2	17.1
– Trading assets	3.6	8.4	8.8	2.9	0.3	–	–	–	24.0
– Derivative financial instruments	1.1	10.4	9.9	3.4	0.6	–	–	0.1	25.5
– Financial assets designated at fair value	0.6	0.6	0.6	0.3	–	–	–	–	2.1
– Loans and advances to banks	1.7	1.5	0.5	0.2	–	–	–	0.5	4.4
– Loans and advances to customers	6.5	27.0	76.2	51.1	18.5	11.7	3.3	2.3	196.6
– Financial investments	14.5	1.8	0.9	–	–	–	–	0.1	17.3
Total neither past due nor impaired	43.9	49.7	96.9	57.9	19.4	11.7	3.3	4.2	287.0
Past due but not impaired(3)	–	–	–	–	0.1	0.1	2.5	–	2.7
Impaired(4)	–	–	–	–	–	–	1.4	–	1.4
	43.9	49.7	96.9	57.9	19.5	11.8	7.2	4.2	291.1
Impairment loss allowances and RV & VT provisions(5)									(1.0)
Total									290.1

(1)	Other items include cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
(2)	Balances include interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.
(3)	Balances include mortgage loans in arrears which have been assessed for IBNO losses as described in Note 1 to the Consolidated Financial Statements.
(4)	Impaired loans are loans we have assessed for observed impairment loss allowances. This included loans individually assessed for impairment of £578m.
(5)	Residual Value (RV) and Voluntary Termination (VT) provisions.

Age of loans and advances that are past due but not impaired

At 31 December 2017, loans and advances of £2.5bn (2016: £2.7bn) were past due but not impaired. Of these balances, £0.1bn (2016: £0.1bn) were less than 1 month overdue, £0.7bn (2016: £0.8bn) were 1 to 2 months overdue, £0.4bn (2016: £0.5bn) were 2 to 3 months overdue, £0.7bn (2016: £0.7bn) were 3 to 6 months overdue, and £0.6bn (2016: £0.6bn) were greater than 6 months overdue.

Credit performance

The customer loans in the tables below and in the remainder of the ‘Credit risk’ section are presented differently from the balances in the Consolidated Balance Sheet. The main difference is that the customer loans below exclude inter-company balances. We disclose transactions with related parties in Note 36 to the Consolidated Financial Statements. In addition, customer loans are presented on an amortised cost basis and exclude interest we have accrued but not charged to customers’ accounts yet.

2017	Customer loans £bn	NPLs(1)(2) £m	NPL ratio(3) %	NPL coverage(4) %	Gross write-offs £m	Impairment loss allowances £m
Retail Banking:	169.0	2,105	1.25	23	195	491
– of which mortgages	154.9	1,868	1.21	12	22	225
Commercial Banking	19.4	383	1.97	51	35	195
Global Corporate Banking	6.0	340	5.67	69	–	236
Corporate Centre	5.9	20	0.34	90	23	18
	200.3	2,848	1.42	33	253	940

2016
Retail Banking:	168.6	2,340	1.39	25(5)	210	583(5)
– of which mortgages	154.3	2,110	1.37	13	33	279
Commercial Banking	19.4	518	2.67	42	10	220
Global Corporate Banking	5.7	63	1.11	90	–	57
Corporate Centre	6.5	73	1.12	84	51	61
	200.2	2,994	1.50	31(5)	271	921(5)

Of which: Corporate lending
2017	27.3	838	3.07	58	56	485
2016	27.4	689	2.51	48	34	334

(1)	We define NPLs in the ‘Credit risk management’ section.
(2)	All NPLs continue accruing interest.
(3)	NPLs as a percentage of customer loans.
(4)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e. the incurred but not observed provision) as well as NPLs, so the ratio can exceed 100%.
(5)	In the first half of 2017, we reclassified our provisions for residual value and voluntary termination from the consumer (auto) finance impairment loss allowance. In order to facilitate comparison with the current period, the 31 December 2016 consumer (auto) finance loan loss allowance and NPL coverage ratio were amended. This reclassification was also reflected in the Retail Banking loan loss allowance and NPL coverage ratios.

Corporate lending comprises the business banking portfolio of our Retail Banking segment, and our Commercial Banking and Global Corporate Banking segments.

2017 compared to 2016 (unaudited)

The NPL ratio improved 8bps to 1.42%, supported by our predictable medium-low risk profile, proactive management actions and the ongoing resilience of the UK economy.

–	The Retail Banking NPL ratio improved to 1.25%, with a decrease in mortgage NPLs as a result of the ongoing resilience of the UK economy and our strong risk management practices. The loan loss rate remained low at 0.02% (2016: 0.01%).
–	The NPL ratio for Commercial Banking improved to 1.97%, primarily due to the full repayment of three impaired loans and the write-off of some pre-2009 vintages. The loan loss rate improved to 0.07% (2016: 0.15%).
–	The Global Corporate Banking NPL ratio of 5.67% was severely impacted by the Carillion plc loans that moved to non-performance in the year.
–	The Corporate Centre NPL ratio decreased to 0.34%, reflecting management of non-core corporate and legacy portfolios.

For more on the credit performance of our key portfolios by business segment, see the ‘Retail Banking – credit risk review’ and ‘Other segments – credit risk review’ sections.

COUNTRY RISK EXPOSURES

We manage our country risk exposure under our global limits framework. Within this framework, we set our Risk Appetite for each country, taking into account factors that may affect its risk profile. These can include political events, macroeconomics and the nature of the risk. We actively manage exposures if we think we need to. We consider Banco Santander related risk separately.

The tables below show our total exposures, which are the total of balance sheet and off-balance sheet values. We calculate balance sheet values in accordance with IFRS (i.e. after netting allowed under IAS 32) except for credit provisions which we add back. Off-balance sheet values are undrawn facilities and letters of credit. We classify location by country of risk – the country where each client has its main business or assets. That is unless there is a full risk transfer guarantee in place, in which case we use the guarantor’s country of domicile. If a client has operations in many countries, we use their country of incorporation. The tables below exclude balances with other Banco Santander companies. We show them separately in the ‘Balances with other Banco Santander companies’ section.

	2017							2016
			Financial institutions							Financial institutions
	Governments £bn	Government guaranteed £bn	Banks(1) £bn	Other £bn	Retail £bn	Corporate £bn	Total(2) £bn	Governments £bn	Government guaranteed £bn	Banks(1) £bn	Other £bn	Retail £bn	Corporate £bn	Total(2) £bn
Eurozone
Ireland	–	–	0.2	1.1	–	0.8	2.1	–	–	0.5	0.4	–	0.5	1.4
Italy	0.4	–	–	0.1	–	0.1	0.6	1.0	–	–	0.1	–	0.2	1.3
Spain (excl. Santander)	–	–	0.3	0.1	–	0.1	0.5	–	–	0.3	0.1	–	0.2	0.6
Portugal	–	–	0.1	–	–	–	0.1	–	–	0.1	–	–	–	0.1
France	–	0.3	2.0	0.2	–	2.2	4.7	0.1	0.3	1.8	0.2	–	0.1	2.5
Germany	–	–	2.8	–	–	0.1	2.9	–	–	2.5	–	–	–	2.5
Luxembourg	–	–	–	1.3	–	0.4	1.7	–	–	–	2.3	–	0.3	2.6
Other(3)	0.3	–	1.1	0.2	–	1.4	3.0	0.3	–	1.1	0.3	–	1.1	2.8
	0.7	0.3	6.5	3.0	–	5.1	15.6	1.4	0.3	6.3	3.4	–	2.4	13.8
Other countries
UK	44.7	–	9.1	13.0	191.3	42.9	301.0	33.6	0.4	12.0	13.5	189.1	41.3	289.9
US	6.3	0.1	8.2	2.3	–	0.1	17.0	4.8	0.2	10.6	2.5	–	0.1	18.2
Japan(4)	3.0	–	2.6	0.2	–	0.8	6.6	2.8	–	3.2	0.1	–	1.4	7.5
Switzerland	0.2	–	0.2	–	–	0.2	0.6	0.2	–	0.1	–	–	0.2	0.5
Denmark	–	–	0.1	–	–	0.4	0.5	–	–	0.1	–	–	0.4	0.5
Russia	–	–	–	–	–	–	–	–	–	–	0.1	–	–	0.1
Other	0.1	–	2.3	0.9	–	1.9	5.2	0.1	–	2.6	0.6	–	2.3	5.6
	54.3	0.1	22.5	16.4	191.3	46.3	330.9	41.5	0.6	28.6	16.8	189.1	45.7	322.3
Total	55.0	0.4	29.0	19.4	191.3	51.4	346.5	42.9	0.9	34.9	20.2	189.1	48.1	336.1

(1)	Excludes balances with central banks.
(2)	Excludes cash at hand, interests in other entities, intangible assets, property, plant and equipment, tax assets, retirement benefit assets and other assets. Loans are included gross of credit provisions.
(3)	Includes The Netherlands of £1.8bn (2016: £1.4bn), Cyprus of £nil (2016: £28m), Greece of £nil (2016: £nil).
(4)	Balances are mainly equity instruments listed in Japan and reverse repos with Japanese banks, held as part of our Short Term Markets business. The equity exposures are hedged using derivatives and the additional reverse repos are fully collateralised.

Balances with other Banco Santander companies

We deal with other Banco Santander companies in the ordinary course of business. We do this where we have a particular business advantage or expertise and where they can offer us commercial opportunities. This is done on the same terms as for similar transactions with third parties. These transactions also arise where we support the activities of, or with, larger multinational corporate clients and financial institutions which may deal with other Banco Santander companies. We conduct these activities in a way that manages the credit risk within limits acceptable to the PRA. At 31 December 2017 and 2016, we had gross balances with other Banco Santander companies as follows:

	2017				2016
	Financial institutions				Financial institutions
	Banks £bn	Other £bn	Corporate £bn	Total £bn	Banks £bn	Other £bn	Corporate £bn	Total £bn
Assets
Spain	4.4	–	–	4.4	2.1	–	–	2.1
UK	–	1.3	–	1.3	–	1.1	–	1.1
Chile	–	–	–	–	0.1	–	–	0.1
Other <£100m	–	–	–	–	0.2	–	–	0.2
	4.4	1.3	–	5.7	2.4	1.1	–	3.5
Liabilities
Spain	5.1	0.3	0.1	5.5	2.9	0.2	0.1	3.2
UK	0.1	7.6	0.1	7.8	–	6.2	0.1	6.3
Uruguay	0.1	–	–	0.1	0.2	–	–	0.2
Chile	–	–	–	–	0.1	–	–	0.1
Other <£100m	–	0.1	–	0.1	0.2	0.1	–	0.3
	5.3	8.0	0.2	13.5	3.4	6.5	0.2	10.1

We consider the dissolution of the eurozone and widespread redenomination of our euro-denominated assets and liabilities to be highly improbable. However, we have analysed the redenomination risk that might arise from an exit of a member state from the euro or a total dissolution of the euro and how that would be implemented. It is not possible to predict what the total financial impact on us might be. Determining which balances would be legally redenominated is complex and depends on a number of factors, including the precise exit scenario. This is because the effects on contracts of a disorderly exit or one sanctioned under EU law may differ. We monitor these risks and have taken steps to mitigate them.

Credit risk – Retail Banking

Overview

We offer a full range of retail products and services through our branches, the internet, digital devices and over the phone, as well as through intermediaries.

Credit risk management

In this section, we explain how we manage and mitigate credit risk.

Credit risk review

In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest. Our main portfolios are:

Residential mortgages – This is our largest portfolio. We lend to customers of good credit quality (prime lending). Most of our mortgages are for owner-occupied homes. We also have some buy-to-let mortgages where we focus on non-professional landlords with small portfolios.

Business banking – This portfolio is comprised of small businesses with an annual turnover of up to £6.5m per annum.

Consumer (auto) finance and other unsecured lending – Consumer (auto) finance includes financing for cars, vans, motorbikes and caravans – so long as they are privately bought. Other unsecured lending includes personal loans, credit cards and bank account overdrafts.

RETAIL BANKING – CREDIT RISK MANAGEMENT

LOGO

In Retail Banking, our customers are individuals and small businesses. We have a high volume of customers and transactions and they share similar credit characteristics, like their credit score or LTV. As a result, we manage our overall credit risk by looking at portfolios or groups of customers who share similar credit characteristics. Where we take this approach, we call them ‘standardised’ customers.

Exactly how we group customers into segments depends on the portfolio and the stage of the credit risk lifecycle. For example, we may segment customers at origination by their credit score. For accounts in arrears, we may segment them by how fast they improve or worsen. We regularly review each segment compared with our expectations for its performance, budget or limit.

1. Risk strategy and planning

For more on how we set our risk strategy and plans for Retail Banking, see the ‘Santander UK group level – credit risk management’ section.

2. Assessment and origination

We undertake a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We do this mainly by looking at affordability and the customer’s credit profile:

Affordability

We take proportionate steps to establish that the customer will be able to make all the repayments on the loan over its full term. As part of this, we assess the risk that they will not pay us back. We do this by a series of initial affordability and credit risk assessments. If the loan is secured, we assess affordability by reviewing the customer’s income and spending, their other credit commitments, and what would happen if interest rates went up. For unsecured products that have fixed interest rates, affordability reviews for these products do not consider the impact of increases in interest rates. We regularly review the way we calculate affordability and refine it when we need to. This can be due to changes in regulations, the economy or our risk profile.

Credit profile

We look at each customer’s credit profile and signs of how reliable they are at repaying credit. When they apply, we use the data they give us, and:

–	Credit policy: these are our rules and guidelines. We review them regularly to make sure our decisions are consistent and fair, and align to the risk profile we want. For secured lending, we look at the property and the LTV as well as the borrower
–	Credit scores: based on statistics about the factors that make people fail to pay off debt. We use them to build models of what is likely to happen in the future. These models give a credit score to the customer or the loan they want, to show how likely it is to be repaid. We regularly review them
–	Credit reference agencies: data from credit reference agencies about how the borrower has handled credit in the past
–	Other Santander accounts: we look at how the customer is using their other accounts with us.

How we make the decision

Many of our decisions are automated as our risk systems contain data about affordability and credit history. We tailor the process and how we assess the application based on the type of product being taken. More complex transactions often need greater manual assessment. This means we have to rely more on our credit underwriters’ skill and experience in making the decision. This is particularly true for secured lending, where we might need to do more checks on the customer’s income, or get a property valuation from an approved surveyor, for example.

Credit risk mitigation

The types of credit risk mitigation, including collateral, across each of our portfolios is:

Portfolio	Description
Residential mortgages

Collateral is in the form of a first legal charge over the property. Before we grant a mortgage, we get an approved surveyor to value the property. We have our own guidelines for valuations, which build on guidance from the Royal Institution of Chartered Surveyors (RICS). For remortgages and some loans where the LTV is 75% or less, we might use an automated valuation instead.

Business banking	Includes secured and unsecured lending. We can take mortgage debentures as collateral if the business is incorporated. These are charges over a company’s assets. We can also take guarantees, but we do not treat them as collateral, and we do not put a cash value on them unless they are secured against a tangible asset. We base our lending decision on the customer’s trading cash flow. If a customer defaults, we work with them to consider debt restructuring options. We generally do not enforce our security over their assets except as a last resort. In which case we might appoint an administrator or receiver.
Consumer (auto) finance	Collateral is in the form of legal ownership of the vehicle for most consumer (auto) finance loans, with the customer being the registered keeper. Only a very small proportion of the consumer (auto) finance business is underwritten as a personal loan. In these cases there is no collateral or security tied to the loan. We use a leading vehicle valuation company to assess the LTV at the proposal stage.
Unsecured lending	Unsecured lending means there is no collateral or security tied to the loan that can be used to mitigate any potential loss if the customer does not pay us back.

3. Monitoring

Our risk assessment does not end once we have made the decision to lend. We monitor credit risk across the credit risk lifecycle, mainly using IT systems. There are three main parts:

–	Behaviour scoring: we use statistical models that help to predict whether the customer will have problems repaying, based on data about how they use their accounts
–	Credit reference agencies: we often use data from agencies on how the borrower is handling credit from other lenders in our behaviour scoring models. We also buy services like proprietary scorecards or account alerts, which tell us as soon as the customer does something that concerns us (such as missing a payment to another bank)
–	Other Santander accounts: every month, we also look at how the customer is using their other accounts with us, so we can identify problems early.

For secured lending, our monitoring also needs to take account of changes in property prices. We estimate the property’s current value every three months. We use statistical models based on recent sales prices and valuations in that local area. A lack of data can mean our confidence in the model’s valuation drops below a certain minimum level, and in that case we use the House Price Index (HPI) instead. The way we use this monitoring to manage risk varies by product. For revolving credit facilities like credit cards and overdrafts, it might lead us to raise or lower credit limits. Our monitoring can also mean we change our minds about whether a product is still right for a customer. This can influence whether we approve an application for refinancing. In these ways we can balance our customers’ needs and their ability to manage credit. If we find evidence that a customer is in financial difficulties, we contact them about arrears management including forbearance, which we explain in more detail below.

Our day-to-day retail credit risk monitoring relies on a mix of product, customer and portfolio performance measures as described above. However, changes in the wider UK macro-economy also have an impact on our retail portfolios. In response to the increased uncertainty in the economic landscape in 2017, we introduced a Retail Risk Playbook tolerance framework to enhance our day-to-day risk monitoring. This is a formal, structured framework that sets out the macroeconomic variables that are most relevant to retail portfolio performance. We monitor these variables against the related forecasts that we have used in our business plans. If the economy deviates materially from our forecasts we will formally review and reconsider our retail risk management policy and strategy. This framework will remain in place for as long as we consider is necessary.

4. Arrears management

We have several strategies for managing arrears and these can be used before the customer has formally defaulted, or as early as the day after a missed payment. We assess the problems a customer is having, so we can offer them the right help to bring their account up-to-date as soon as possible.

The strategy we use depends on the risk and the customer’s circumstances. We provide a range of tools to assist customers in reaching an affordable and acceptable solution. That could mean visiting the customer, offering debt counselling by a third party, or paying off the debt using money from their other accounts with us (where we have the right to do so).

Forbearance

If a customer lets us know they are having financial difficulty, we aim to come to an arrangement with them before they actually default. Their problems can be the result of losing their job, falling ill, a relationship breaking down, or the death of someone close to them.

Forbearance is mainly for mortgages and unsecured loans. We offer forbearance in line with our risk policies, and on a case by case basis to ensure we continue to lend responsibly and help customers be able to continue to afford their payments. We may offer the following types of forbearance, but only if our assessments show the customer can meet the revised payments:

Action	Description
Capitalisation	We offer two main types, which are often combined with term extensions and, in the past, interest-only concessions:

– If the customer cannot afford to increase their monthly payment enough to pay off their arrears in a reasonable time, but has been making their monthly payments (usually for at least six months), then we can add the arrears to the mortgage balance.

– We can also add to the mortgage balance at the time of forbearance unpaid property charges which are due to a landlord and which we pay on behalf of the customer to avoid the lease being forfeited.
Term extension

We can extend the term of the loan, making each monthly payment smaller. At a minimum, we expect the customer to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up-to-date with their payments, but showing signs of financial difficulties. For mortgages, the customer must also meet our policies for maximum loan term and age when they finish repaying (usually no more than 75).

Interest-only

In the past, if it was not possible or affordable for a customer to have a term extension, we may have agreed to let them pay only the interest on the loan for a short time – usually less than a year. We only agreed to this where we believed their financial problems were temporary and they were likely to recover. Since March 2015 we no longer provide this option as a concession. Instead, interest-only is only offered as a short-term standard collections arrangement. We now record any related shortfall in monthly payments as arrears and report them to the credit reference agencies. As a result, we no longer classify new interest-only arrangements agreed since March 2015 as forbearance. We continue to manage and report all interest-only arrangements offered before this date as forbearance.

Reduced payment arrangements	We can suspend overdraft fees and charges while the customer keeps to a plan to reduce their overdraft each month.

When we agree to any forbearance, we review our impairment loss allowances for them. These accounts may stay in our performing portfolio but we report them separately as forborne. If an account is performing when we agree forbearance, we automatically classify it as forborne. We only classify it as NPL once it meets our standard criteria for NPL. If an account is in NPL when we agree forbearance, we keep it in the NPL category until the customer repays all the arrears, including those that existed before forbearance started.

Other changes in contract terms

Apart from forbearance, we have sometimes changed the contract terms to keep a good relationship with a customer. These customers showed no signs of financial difficulties at the time, so we do not classify the contract changes as forbearance, and most of the loans were repaid without any problems. We do not classify insolvency solutions for any unsecured retail customers as forbearance. This is in line with industry guidelines on the treatment of customers experiencing insolvency or bankruptcy.

5. Debt recovery

When a customer cannot or will not keep to an agreement for paying off their arrears, we consider recovery options. We only do this once we have tried to get the account back in order. To recover what we are owed, we may use a debt collection agency, sell the debt to another company, or take the customer to court.

For secured retail loans (most of which are mortgages), we can delay legal action. That can happen if the customer shows evidence that they will be able to pay off the mortgage or pay back the arrears. We aim to repossess only as a last resort when other options have been exhausted or if necessary to protect the property from damage or third party claims.

We make sure our estimated losses from repossessed properties are realistic by getting two independent valuations on each property, as well as the estimated cost of selling it. These form the basis of our impairment loss allowance calculations. Where we do enforce the possession of properties held as collateral, we use external agents to realise the value and settle the debt. During this process we do not own the property but we do administer the sale process. Any surplus funds are returned to the borrower or are otherwise dealt with in accordance with insolvency regulations.

Risk measurement and control

Retail Banking involves managing large numbers of accounts, so it produces a huge amount of data. This allows us to take a more analytical and data intense approach to measuring risk. This is reflected in the wide range of statistical models we use across the credit risk lifecycle. We use:

–	Risk strategy and planning: econometric models
–	Assessment and origination: application scorecards, and attrition, pricing, impairment and capital models
–	Monitoring: behavioural scorecards and profitability models
–	Arrears management: models to estimate the proportion of cases that will result in possession (known as roll rates)
–	Debt recovery: recovery models.

We assess and review our impairment loss allowances regularly and have them independently reviewed. We look at a number of factors, including the cash flow available to service debt. We also use an agency to value any collateral – mainly mortgages.

RETAIL BANKING – CREDIT RISK REVIEW

RESIDENTIAL MORTGAGES

We offer mortgages to people who want to buy a property, and offer additional borrowing (known as further advances) to existing mortgage customers. The property must be in the UK, except for a small amount of lending in the Isle of Man and Jersey.

2017 compared to 2016 (unaudited)

Credit risk is at very low levels historically. The benign credit environment has supported our customers and helped to reduce credit risk. In particular, unemployment has been below 5% for 2 years. From our experience we know that unemployment is one of the most important factors in defaults on mortgages, our biggest loan book. Whilst the UK market continues to show resilience, we are cautious on the outlook in light of recent economic uncertainty.

Mortgage lending increased £0.6bn in 2017 (2016: £1.5bn), driven by management pricing actions in a competitive environment and an ongoing focus on customer service and retention. Mortgage gross lending was £25.5bn (2016: £25.8bn) and we retained 78% of mortgages reaching the end of their incentive period.

Borrower profile

In this table, ‘home movers’ include both existing customers moving house and taking out a new mortgage with us, and customers who switch their mortgage to us when they move house. ‘Remortgagers’ are external customers who are remortgaging with us. We have not included internal remortgages, further advances and any flexible mortgage drawdowns in the new business figures.

	Stock				New business
	2017		2016		2017		2016
	£m	%	£m	%	£m	%	£m	%
First-time buyers	28,768	19	29,143	19	4,046	17	4,193	17
Home movers	68,901	44	68,158	44	10,730	44	11,072	45
Remortgagers	50,473	33	50,325	33	8,071	33	7,092	29
Buy-to-let	6,802	4	6,648	4	1,371	6	2,212	9
	154,944	100	154,274	100	24,218	100	24,569	100

In addition to the new business included in the table above, there were £26.0bn (2016: £18.1bn) of internal remortgages where we kept existing customers with maturing products on new mortgages. We also provided £1.3bn (2016: £1.2bn) of further advances and flexible mortgage drawdowns.

2017 compared to 2016 (unaudited)

The mortgage borrower mix remained broadly unchanged, reflecting underlying stability in target market segments, product pricing and distribution strategy. We helped 24,000 first-time buyers (£4.0bn of gross lending) purchase their new home.

Interest rate profile

The interest rate profile of our mortgage asset stock was:

	2017		2016
	£m	%	£m	%
Fixed rate	102,268	66	91,817	59
Variable rate	29,370	19	33,627	22
Standard Variable Rate (SVR)	23,306	15	28,830	19
	154,944	100	154,274	100

2017 compared to 2016 (unaudited)

The proportion of SVR loan balances decreased to 15%, including attrition of £5.5bn (2016: £7.0bn). This was driven by customer refinancing and sentiment over expected future interest rate movements.

Geographical distribution

The geographical distribution of our mortgage asset stock was:

	Stock		New business
	2017	2016	2017	2016
UK region	£bn	£bn	£bn	£bn
London	37.6	37.2	5.8	6.7
Midlands and East Anglia	20.6	20.6	3.4	3.2
North	22.2	22.8	3.0	3.0
Northern Ireland	3.6	3.8	0.2	0.2
Scotland	6.8	7.0	1.0	0.9
South East excluding London	47.2	46.1	8.2	8.1
South West, Wales and other	16.9	16.8	2.6	2.5
	154.9	154.3	24.2	24.6

2017 compared to 2016 (unaudited)

The geographical distribution of the lending profile of the portfolio continued to represent a broad footprint across the UK, whilst maintaining a concentration around London and the South East.

Larger loans

The mortgage asset stock of larger loans was:

			South East including London		UK
Stock – individual mortgage loan size			2017 £m	2016 £m	2017 £m	2016 £m
<£0.25m			46,766	48,355	107,050	110,415
£0.25m to £0.50m			27,562	25,040	36,083	32,871
£0.50m to £1.0m			9,214	8,438	10,535	9,668
£1.0m to £2.0m			1,046	1,099	1,111	1,161
>£2.0m			163	157	165	159
			84,751	83,089	154,944	154,274

At 31 December 2017, there were 64 (2016: 65) individual mortgages greater than £2.0m. In 2017, there were 13 (2016: 13) new mortgages over £2.0m.

Average loan size for new business

The average loan size for new business in 2017 and 2016 was:

UK region					2017 £000	2016 £000
South East including London					260	264
Rest of the UK					146	144
UK as a whole					196	198

The loan-to-income multiple of mortgage lending during the year, representing average earnings of new business at inception, was 3.16 (2016: 3.16).

Loan-to-value analysis

This table shows the LTV distribution for our mortgage stock, NPL stock and new business. We use our estimate of the property value at the balance sheet date. We include fees added to the loan in the calculation. For flexible products, we only include the drawn amount, not undrawn limits.

	2017			2016
		Of which:			Of which:
LTV	Stock %	NPL stock %	New business %	Stock %	NPL stock %	New business %
Up to 50%	48	44	19	46	39	17
>50-75%	39	34	43	41	36	43
>75- 85%	8	8	19	8	9	23
>85-100%	4	7	19	4	8	17
>100%	1	7	–	1	8	–
	100	100	100	100	100	100
Collateral value of residential properties(1)(2)	£154,721m	£1,824m	£24,218m	£153,989m	£2,043m	£24,569m

	%	%	%	%	%	%
Simple average(3) LTV (indexed)	42	44	62	43	46	65
Valuation weighted average(4) LTV (indexed)	38	38	58	39	40	60

(1)  Includes collateral against loans in negative equity of £1,248m at 31 December 2017 (2016: £1,588m).

(2)  The collateral value we have shown is limited to the balance of each associated individual loan. It does not include the impact of over-collateralisation (where the collateral has a higher value than the loan balance).

(3)  Total of all LTV% divided by the total of all accounts.

(4)  Total of all loan values divided by the total of all valuations.

At 31 December 2017, the parts of the loans in negative equity which were effectively uncollateralised before taking account of impairment loss allowances reduced to £223m (2016: £285m).

Credit performance

					2017 £m	2016 £m
Mortgage loans and advances to customers of which:					154,944	154,274
Performing(1)					151,948	150,895
Early arrears:					1,128	1,269
– 31 to 60 days					702	793
– 61 to 90 days					426	476
NPLs:(2)					1,868	2,110
– By arrears					1,427	1,578
– By bankruptcy					14	21
– By maturity default					303	316
– By forbearance					95	160
– By properties in possession (PIPs)					29	35
Impairment loss allowances					225	279
Early arrears ratio(3)					0.73%	0.82%
NPL ratio(4)					1.21%	1.37%
Coverage ratio(5)					12%	13%

(1)  Excludes mortgages where the customer did not pay for between 31 and 90 days, arrears, bankruptcy, maturity default, forbearance and PIPs NPLs. Includes £2,661m of mortgages (2016: £2,959m) where the customer did not pay for 30 days or less.

(2)  We define NPLs in the ‘Credit risk management’ section. All NPLs are in the UK and continue accruing interest.

(3)  Mortgages in early arrears as a percentage of mortgages.

(4)  Mortgage NPLs as a percentage of mortgages.

(5)  Impairment loss allowances as a percentage of NPLs.

NPL movements in 2017

We analyse NPL movements in 2017 in the table below. ‘Entries’ are loans which we have classified as NPL in the year and exclude ‘Policy entries’ that are due to definition changes. ‘PIP sales’ are loans that have been legally discharged when we have sold the property, and include any written-off portion. ‘Exits’ are loans that have been repaid (in full or in part), and loans that have returned to performing status. Forbearance activity does not change the NPL status.

					£m
At 1 January 2017					2,110
Entries					817
PIP sales					(66)
Exits					(993)
At 31 December 2017					1,868

2017 compared to 2016 (unaudited)

Mortgage NPLs decreased to £1,868m (2016: £2,110m) and the NPL ratio decreased to 1.21% (2016: 1.37%). Lower NPL and coverage ratios were driven by the ongoing resilience of the UK economy and our strong risk management practices.

Forbearance(1)

The balances at 31 December 2017 and 2016, analysed by their payment status at the year-end and the forbearance we applied, were:

2017	Capitalisation £m	Term extension £m	Interest-only £m	Total £m	Impairment loss allowances £m
In arrears	260	63	175	498	22
Performing	392	178	407	977	5
	652	241	582	1,475	27
Proportion of portfolio	0.4%	0.2%	0.4%	1.0%

2016
In arrears	293	78	226	597	24
Performing	466	222	481	1,169	7
	759	300	707	1,766	31
Proportion of portfolio	0.5%	0.2%	0.4%	1.1%

(1)	We base forbearance type on the first forbearance on the accounts.

2017 compared to 2016 (unaudited)

In 2017, the accounts in forbearance decreased, with the proportion of the mortgage portfolio in forbearance reducing slightly to 1.0% (2016: 1.1%).

–	At 31 December 2017, the proportion of accounts in forbearance for more than six months that had made their last six months’ contractual payments increased slightly to 78% (2016: 74%).
–	The weighted average LTV of all accounts in forbearance was 35% (2016: 36%) compared to the weighted average portfolio LTV of 38% (2016: 39%).
–	At 31 December 2017, the carrying value of mortgages classified as multiple forbearance decreased to £123m (2016: £128m)
–	At 31 December 2017, impairment loss allowances as a percentage of the overall mortgage portfolio were 0.15% (2016: 0.18%). The equivalent ratio for performing accounts in forbearance was 0.50% (2016: 0.60%), and for accounts in arrears in forbearance was 4.40% (2016: 4.02%). The higher ratios for accounts in forbearance reflect the higher levels of impairment loss allowances we hold on these accounts. This reflects the higher risk on them.

Other changes in contract terms

At 31 December 2017, there were £4.7bn (2016: £5.1bn) of other mortgages on the balance sheet that we had modified since January 2008. We agreed these modifications in order to keep a good relationship with the customer. The customers were not showing any signs of financial difficulty at the time, so did not classify these changes as forbearance.

We keep the performance and profile of the accounts under review. At 31 December 2017:

–	The average LTV was 33% (2016: 35%) and 95% (2016: 94%) of accounts had made their last six months’ contractual payments
–	The proportion of accounts that were 90 days or more in arrears was 1.52% (2016: 1.57%).

RESIDENTIAL MORTGAGES - PORTFOLIOS OF PARTICULAR INTEREST

Introduction (unaudited)

We are mainly a residential prime lender and we do not originate sub-prime or second charge mortgages. Despite that, some types of mortgages have higher risks and others stand out for different reasons. These are:

Product	Description
Interest-only loans and part interest-only, part repayment loans

With an interest-only mortgage, the customer pays the interest every month but does not repay the money borrowed (the principal) until the end of the mortgage. Some mortgages have a part that is interest-only, with the rest being a normal repayment mortgage. Customers with part interest-only, part repayment mortgages still have to pay back a lump sum at the end of their mortgage for the interest-only part. This means there is a higher credit risk on these loans as we depend on the customers to pay back a lump sum. We design new account LTV maximums to mitigate this credit risk. We also make sure the customer has a plausible repayment plan before we lend to them, and remains on track for the life of the loan.

Since 2009, we have reduced the risk from new interest-only mortgages by lowering the maximum LTV (it has been 50% since 2012). When a customer plans to repay their mortgage by selling the property, we now only allow that if they own more than a set proportion of the equity.

Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. We have a strategy to make sure that we tell these customers that they have to do this. We send them messages with their annual mortgage statements, and we run contact campaigns to encourage them to tell us how they plan to repay.

In 2013, we contacted all our customers whose mortgages were due to mature before 2020. Since 2016, we have extended these campaigns to periodically contact all interest-only customers. We increase our contact frequency as customers approach term maturity. Outside of sending out annual mortgage statements, we contact more than 100,000 interest-only customers per year.

If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them. If we think it is in the customer’s interests (and they can afford it), we look at other ways of managing it. That can mean turning the mortgage into a standard repayment one, and extending it. Or, if the customer is waiting for their means of repaying it (an investment plan or bonds, for example) to mature, it can just mean extending it.

Flexible loans

Flexible mortgages allow customers to pay more or less than their usual amount each month, or even to take ‘payment holidays’ when they pay nothing at all. Customers do not have to take (or draw down) the whole loan all at once – so if they took out a mortgage big enough to allow them to build a home extension after three years, they do not have to start paying interest on that extra money until they are ready to spend it. There are conditions on when and how much customers can draw down:

– There are often limits on how much can be drawn down in any month

– The customer cannot be in payment arrears

– The customer cannot have insolvency problems, such as a county court judgement, bankruptcy, an individual voluntary arrangement, an administration order or a debt relief order.

A customer can ask us to increase their credit limit (the total amount they are allowed to borrow on their mortgage), but that means we will go through our full standard credit approval process. We can also lower the customer’s credit limit at any time, so it never goes above 90% of the property’s current market value.

We no longer offer flexible loan products for new mortgages.

This is an area of interest in order to identify customers who might be using these facilities to self-forbear (such as regularly drawing down small amounts). If there is any sign that the credit risk has significantly increased, we reflect this in our provision calculations.

Loans with an LTV >100%

Where the mortgage balance is more than the property is now worth, we cannot recover the full value of the loan by repossessing and selling the property. This means there is a higher credit risk on these loans. In some cases, property prices have fallen, so mortgages we gave in the past with lower LTVs now have LTVs greater than 100%. Before 2009, we sometimes allowed customers to borrow more than the price of the property.

We monitor existing accounts with LTVs >100% as part of our assessment of ongoing portfolio performance. We design new account LTV maximums to mitigate an increase in the volume of accounts with an LTV >100%.

Buy-to-Let (BTL) loans

Given that we have a relatively small share of the BTL market, we believe that we still have an opportunity to grow our presence in a controlled manner. We focus on non-professional landlords (landlords with a small number of properties), as this segment is more closely aligned with residential mortgages and covers most of the BTL market. Our policy is that BTL mortgages should finance themselves, with the rent covering the mortgage payments and other costs. Even so, there is always the risk that income from the property may not cover the costs, for example, if the landlord cannot find tenants for a while.

In recent years, we have refined our BTL proposition to appeal to a wider catchment, and we have improved our systems to cater for this segment. We have prudent lending criteria, and specific policies for BTL. We only lend to non-professional landlords, to a maximum 75% LTV. The first applicant must earn a minimum income of £25,000 per year, and we require evidence of income in all cases.

We also use a BTL affordability rate as part of our assessment about whether or not to lend. This means that the rental income must cover the monthly mortgage interest payments by a prescribed amount when calculated using a stressed interest rate. The prescribed amount is regularly reviewed and adjusted as necessary.

Credit performance

		Segment of particular interest(1)
2017	Total £m	Interest-only £m	Part interest- only, part repayment £m	Flexible(2) £m	LTV >100% £m	Buy-to-let £m	Other portfolio £m
Mortgage portfolio	154,944	38,893	13,794(3)	14,787	1,472	6,802	95,779
Performing	151,948	37,505	13,379	14,440	1,303	6,768	94,772
Early arrears:
– 31 to 60 days	702	317	94	67	22	9	296
– 61 to 90 days	426	203	58	35	15	4	168
NPLs	1,868	868	263	245	132	21	543
NPL ratio	1.21%	2.23%	1.91%	1.66%	8.97%	0.31%	0.57%
PIPs	29	17	5	3	10	1	6

2016
Mortgage portfolio	154,274	41,707	14,535(3)	16,853	1,873	6,648	90,570
Performing	150,895	40,185	14,066	16,472	1,661	6,621	89,483
Early arrears:
– 31 to 60 days	793	360	111	71	33	7	314
– 61 to 90 days	476	224	70	45	22	2	191
NPLs	2,110	938	288	265	157	18	582
NPL ratio	1.37%	2.25%	1.98%	1.57%	8.38%	0.27%	0.64%
PIPs	35	15	7	4	13	1	9

(1)   Where a loan falls into more than one category, we have included it in all the categories that apply. As a result, the sum of the mortgages in the segments of particular interest and the other portfolio does not agree to the total mortgage portfolio.

(2)   Includes legacy Alliance & Leicester flexible loans that work in a more limited way than our current Flexi loan product.

(3)   Mortgage balance includes both the interest-only part of £10,121m (2016: £10,560m) and the non-interest-only part of the loan.

2017 compared to 2016 (unaudited)

–  In 2017, the value and proportion of interest-only loans together with part interest-only, part repayment loans and flexible loans reduced, reflecting our strategy to manage down the overall exposure to these lending profiles.

–  BTL mortgage balances increased £0.2bn to £6.8bn (2016: £6.6bn). We continue to focus our BTL book on non-professional landlords, as this segment is closely aligned with mortgages and accounts for the majority of the volume in the BTL market. In 2017, we completed 7,500 BTL mortgages, representing 6% of the value of our new business flow, at an average LTV of 61%.

Interest-only sub analysis (unaudited)

Full interest-only new business in the year

						2017 £m	2016 £m
Full interest-only loans						2,698	3,404

Full interest-only maturity profile
2017		Term expired £m	Within 2 years £m	Between 2 - 5 years £m	Between 5 -15 years £m	Greater than 15 years £m	Total £m
Full interest-only portfolio		509	1,585	3,508	21,803	11,488	38,893
of which value weighted average LTV (indexed) is >75%		47	147	255	2,318	948	3,715

2016
Full interest-only portfolio		506	1,884	3,308	21,154	14,855	41,707
of which value weighted average LTV (indexed) is >75%		36	241	239	2,483	1,957	4,956

2017 compared to 2016 (unaudited)

For full interest-only mortgages, of the total £509m that was term expired at 31 December 2017, 90% continued to pay the interest due under the expired contract terms. Interest-only mortgages that matured in 2017 totalled £859m, of which:

–  £466m was subsequently repaid

–  £nil was refinanced under normal credit terms

–  £28m was refinanced under forbearance arrangements

–  £365m remained unpaid and was classified as term expired at 31 December 2017.

At 31 December 2017, there were 93,779 (2016: 103,213) flexible mortgage customers, with undrawn facilities of £6,192m (2016: £6,373m). The portfolio’s value weighted LTV (indexed) was 31% (2016: 31%).

Forbearance(1)(2)

The balances at 21 December 2017 and 2016 were:

				Interest-only(3) £m	Flexible £m	LTV >100% £m	Buy-to-Let £m
2017				208	34	–	8
2016				322	56	–	9

(1)	The figures reflect the amount of forbearance in the year, regardless of whether any forbearance on the accounts before.
(2)	Where a loan falls into more than one category, we have included it in all the categories that apply.
(3)	Comprises full interest-only loans and part interest-only, part repayment loans.

BUSINESS BANKING

2017 compared to 2016 (unaudited)

–	NPLs increased by 6% to £115m (2016: £108m) with a NPL ratio of 6.01% (2016: 4.64%).
–	Following a periodic review in 2017, a number of business banking customers were transferred to Commercial Banking, where their ongoing needs can be better served. The balance associated was £200m and prior periods have not been amended.

Within our Retail Banking segment we provide business banking services through the Santander Business franchise to small businesses with a turnover of up to £6.5m per annum. We offer current accounts, savings accounts, card acceptance services, insurance and loans.

In 2017, we embedded a new operating model and streamlined our portfolio to provide more capacity and enable greater support to our customers. We also introduced a fast track process for asset finance up to £150,000 and simplified the credit application process for smaller exposures to facilitate quicker lending decisions.

Our business banking customers are an integral part of the UK economy and our dedication to meeting their everyday banking needs has seen us recognised as Best Business Current Account Provider by Moneyfacts for the last 15 years.

We have also been recognised as the Business Bank of the Year for three years running by Moneyfacts and Most Trusted Bank for Small Businesses 2016 by Moneywise, demonstrating our commitment to becoming the bank of choice for UK companies. We are also working to make our award-winning accounts even better by adapting to changing trends.

Credit performance

2017	2017 £m	2016 £m
Loans and advances to customers of which:	1,912	2,327
– Performing(1)	1,793	2,216
– Early arrears	4	3
– NPLs(2)	115	108
Impairment loss allowances	54	57
NPL ratio(3)	6.01%	4.64%
Coverage ratio(4)	47%	53%
Gross write-offs	21	24

(1)	Excludes loans and advances to customers where the customer did not pay for between 0 and 90 days and NPLs.
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	NPLs as a percentage of loans and advances to customers.
(4)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e the IBNO provision) as well as NPLs, so the ratio can exceed 100%.

Forbearance

The balances at 31 December 2017 and 2016 were:

£m
2017	85
2016	94

Enhancing risk management

In 2017, we enhanced our risk management function, to tailor it specifically to business banking due to our enhanced strategic focus. In line with our risk governance framework, and our three lines of defence model, this included independent assurance support.	The training around financial crime and other operational risks provided to our people in 2017 enables them to understand and manage all risk types more effectively. This will continue as a central feature in 2018.

This new model will move away from the local management of risk and controls by both the branch network (for Business Relationship Managers) and corporate banking (for Business Relationship Directors) into a centralised Business Assurance and Control Model. Our Business Assurance and Control Model is important to helping us achieve the commercial objectives of our business strategy by providing an enhanced framework for more robust and well-defined controls. We plan to support this with more training for staff in customer-facing roles.

Financial crime continues to be an area of focus within business banking, and identifying and implementing appropriate enhancement remains a priority for us. This focus has highlighted the need to strengthen and enhance systems (both short and long term) to reduce our risk exposure.

At the same time, we have begun a programme to focus on minimising any potential emerging risks.

LOGO

CONSUMER (AUTO) FINANCE AND OTHER UNSECURED LENDING

2017 compared to 2016 (unaudited)

–	Consumer (auto) finance balances increased £0.2bn with higher retail loans, partially offset by a decrease in the stock of new car registrations. In 2017, consumer (auto) finance gross lending was £3,133m (2016: £3,111m). NPLs increased slightly to £34m (2016: £32m).
–	Other unsecured lending was steady as a result of controlled management actions.
–	Forbearance levels were broadly similar to last year with balances at 31 December 2017 of £77m (2016: £75m).

Consumer (auto) finance

We provide auto finance through Santander Consumer (UK) plc (SCUK), which is part of our Retail Banking segment. SCUK provides a range of products designed for the purchase of both new and used personal, business and commercial vehicles, motorcycles and caravans through an extensive network of motor dealers and manufacturer partners. SCUK’s products are predominantly distributed via intermediary introducers at the point of sale, and through partnerships with selected car and motorcycle manufacturers. At 31 December 2017, the business operated with seven Original Equipment Manufacturer partners which includes two joint venture arrangements.

Through SCUK’s Hyundai Capital UK Ltd (HCUK) and PSA Finance UK Ltd (PSAF) joint ventures, we provide retail point of sale customer finance as well as wholesale finance facilities for Hyundai and Kia, managed by HCUK, as well as Peugeot, Citroën and DS, managed by PSAF. We equity account for HCUK and consolidate PSAF.

SCUK, including PSAF, with total outstanding lending of £7.0bn at 31 December 2017 represented 4% of our total Retail Banking loans and 3% of total customer loans. Conditional sale and Personal Contract Purchase (PCP) lending was approximately 35% and 45%, respectively, of our lending. Wholesale loans to car dealerships at 31 December 2017 were approximately 15% of the loan book.

We maintained our prudent underwriting criteria through the year. The product mix was broadly unchanged in the year. This reflected underlying stability in target market segments, product pricing and distribution strategy. There was a slight shift in the year from new car loans into second hand car loans, both reflecting reduced consumer confidence linked to the underlying economic uncertainty in the UK.

The top risk to SCUK continues to be Residual Value (RV) risk. SCUK remains conservative in setting future asset values, and has embedded a prudent provisioning model as well as robust monitoring processes. The RV portfolio is monitored on a monthly basis, with key risk triggers in place to identify any material change in trends. SCUK’s conservative approach to setting Guaranteed Minimum Future Values (GMFV) also protects the customer and the business, by creating projected equity in the vehicle at the end of the loan agreement for the customer to use as a deposit on their next vehicle. SCUK typically sets the GMFV of the asset at 85% of the future value provided by CapHPI (valuation specialists). This creates equity in the asset from day one. In addition to this, SCUK takes an upfront RV provision of the GMFV value, based on a potential fall in car prices and an estimated percentage of hand-backs.

Other unsecured lending

Our other unsecured lending business consists of personal loans, credit cards and overdrafts, which is also part of our Retail Banking business segment:

–	personal loans: we offer personal loans for most purposes, such as debt consolidation, home improvement, and to support significant life events such as weddings
–	credit cards: we offer a wide range of credit cards designed to suit a variety of customers, including balance transfer cards and cards that offer rewards
–	overdrafts: we also offer arranged overdrafts for customers who have a bank account with us. We evaluate our customers’ circumstances to decide how much they can borrow. In other cases, a customer may have overdrawn their bank account without arranging it with us first.

Credit performance

		Other unsecured
2017	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Loans and advances to customers of which:	6,957	2,169	2,444	565	5,178	12,135
– Performing(1)	6,861	2,129	2,377	516	5,022	11,883
– Early arrears	62	24	19	25	68	130
– NPLs(2)	34	16	48	24	88	122
Impairment loss allowances	77	44	62	29	135	212

NPL ratio(3)	0.49%				1.69%	1.00%
Coverage ratio(4)	226%				153%	174%
Gross write-offs	32				120	152

(1)	Excludes loans and advances to customers where the customer did not pay for between 0 and 90 days and NPLs.
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	NPLs as a percentage of loans and advances to customers.
(4)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e. the IBNO provision) as well as NPLs, so the ratio exceeds 100%.

		Other unsecured
2016	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Loans and advances to customers of which:	6,764	2,229	2,493	551	5,273	12,037
– Performing(1)	6,682	2,188	2,422	501	5,111	11,793
– Early arrears	50	24	23	25	72	122
– NPLs(2)	32	17	48	25	90	122
Impairment loss allowances	78(5)	55	77	37	169	315

NPL ratio(3)	0.47%				1.71%	1.01%
Coverage ratio(4)	244%(5)				188%	258%
Gross write-offs	30				123	153

(1)	Excludes loans and advances to customers where the customer did not pay for between 0 and 90 days and NPLs.
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	NPLs as a percentage of loans and advances to customers.
(4)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e. the IBNO provision) as well as NPLs, so the ratio exceeds 100%.
(5)	In 2017, we reclassified our provisions for residual value and voluntary termination from the consumer finance loan loss allowance. In order to facilitate comparison with the current period, December 2016 consumer finance loan loss allowance and NPL coverage ratio were amended. This reclassification is reflected in the Retail Banking loan loss allowance and NPL coverage ratio.

At 31 December 2017, the average retail loan size was £12,500 (2016: £12,000) and the NPL ratio was broadly stable at 0.49% (2016: 0.47%). The average unsecured loan and credit card balances in 2017 were broadly stable at £9,300 (2016: £9,400) and £1,200 (2016: £1,300), respectively.

Forbearance

The balances at 31 December 2017 and 2016 were:

		Other unsecured
	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
2017	–	1	48	28	77	77
2016	–	1	46	28	75	75

Managing growth in consumer credit

The UK consumer credit market continued to grow strongly in 2017. Dealership car finance saw the biggest growth in the year, although credit cards and personal loans also saw significant increases. This growth was much faster than the growth in household incomes. This prompted some discussions across the industry and amongst regulators around the possibility that customer affordability may become more stretched, particularly in a stress, and lead to higher losses to lenders in future.	For these reasons, we are confident that the below market growth in our consumer credit portfolios is the result of our prudent approach to risk management and control. Nonetheless, we are not complacent about the prospect for future risk events and are always looking at ways in which we can strengthen our approach.

At Santander UK, we did not see the same levels of consumer credit growth. Vehicle finance increased by 3% in 2017, and credit card and personal loan assets decreased slightly by 2.5% and 1%, respectively.

We maintain rigorous credit scoring and affordability assessment criteria that we monitor and report continuously. For our consumer credit portfolios there were no significant changes to our risk policy or appetite in 2017. This approach resulted in stable, good credit quality consumer credit portfolios.

Our credit assessments use a combination of internal, Credit Reference Agency and application data. Scorecards supported by policy rules give us confidence that customers are creditworthy and can afford their repayments.

We closely monitor and manage the performance of our consumer credit portfolios using a range of information that includes portfolio and key segments performance, macroeconomic indicators and customer risk data.

LOGO

Credit risk – other segments

Overview

In Commercial Banking, we are exposed to credit risk through providing overdraft, loan, invoice discounting, trade finance, asset finance and treasury products. We offer bank accounts and cash transmission services to further support clients.

In Global Corporate Banking, we are exposed to credit risk through lending and selling treasury products to large corporates, and through our treasury market activities.

In Corporate Centre, our exposures come from asset and liability management of our balance sheet and our non-core and Legacy Portfolios in run-off.

Credit risk management

In this section, we explain how we manage and mitigate credit risk.

Credit risk review

In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest.

Our main portfolios are:

Commercial Banking	Global Corporate Banking	Corporate Centre

–  SME and mid corporate – banking, lending and treasury services mainly to enterprises with an annual turnover of up to £500m.

–  Commercial Real Estate – lending to UK customers, mainly on tenanted property. We focus on the office, retail, industrial and residential sectors.

–  Social Housing – lending and treasury services for UK Housing Associations who own residential real estate for rent.

–  Sovereign and Supranational – securities issued by local and central governments, and government guaranteed counterparties. We hold them to help meet our liquidity needs and for short-term trading.

–  Large Corporate – loans and treasury products for large corporates to support their working capital and liquidity needs.

–  Financial Institutions – mainly derivatives, repurchase and reverse repurchase transactions (known as repos and reverse repos), and stock borrowing/lending.

–  Sovereign and Supranational – securities issued by local and central governments, and government guaranteed counterparties. We hold them to help meet our liquidity needs.

–  Structured Products – we have two portfolios. The ALCO portfolio is high quality assets. We chose them for diversification and liquidity. The Legacy Treasury asset portfolio is mainly asset-backed securities.

–  Derivatives – older total return swaps we held for liquidity, that we are running down.

–  Legacy Portfolios in run-off – assets from acquisitions that do not fit with our strategy. These include some commercial mortgages.

–  Social Housing – legacy Social Housing loans that do not fit with our strategy.

OTHER SEGMENTS – CREDIT RISK MANAGEMENT

LOGO

In Commercial Banking, we classify most of our customers as non-standardised. We also have SME customers, which we mainly classify as standardised as it is a high volume portfolio with smaller exposures. In Global Corporate Banking and Corporate Centre, we classify all our customers as non-standardised, except for the commercial mortgages in our Legacy Portfolios in run-off.

We set out how we manage the credit risk on our standardised customers in the previous section ‘Credit risk – Retail Banking’. We manage the credit risk on our standardised customers in Commercial Banking and Corporate Centre in the same way, except that we do not use scorecards or credit reference agencies. In the rest of this section, we explain how we manage the credit risk on our non-standardised customers.

1. Risk strategy and planning

For details of how we set risk strategy and plans, see the ‘Santander UK group level – credit risk management’ section. For treasury products, we take credit risk up to limits for each client. We control, manage and report risks on a counterparty basis, regardless of which part of our business takes the risk.

2. Assessment and origination

We do a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We do this mainly by assigning each customer a credit rating, using our internal rating scale (see ‘Credit quality’ in ‘Santander UK group level – credit risk review’ section). To do this, we look at the customer’s financial history and trends in the economy – backed up by the expert judgement of a risk analyst. We review our internal ratings at least every year. We also assess the underlying risk of the transaction, taking into account any mitigating factors (see the following tables) – and how it fits with our risk policies, limits and Risk Appetite, as set by the Board. We consider transactions in line with credit limits approved by the relevant credit authority. Our Executive Risk Control Committee is responsible for setting those limits. In Global Corporate Banking and Corporate Centre, a specialist analyst usually reviews a transaction at the start and over its life. They base their review on the financial strength of the client, its position in its industry, and its management strengths.

Credit risk mitigation

The types of credit risk mitigation, including collateral, across each of our portfolios are as follows.

Commercial Banking:

Portfolio	Description
SME and mid corporate

Includes secured and unsecured lending. We can use covenants (financial or non-financial) to support a customer’s credit rating. For example, we can set limits on how much they can spend or borrow, or how they operate as a business. We can take mortgage debentures as collateral. These are charges over a company’s assets. We can also take guarantees, but we do not treat them as collateral, and we do not put a cash value on them unless they are secured against a tangible asset. We base our lending decision on the customer’s trading cash flow. If they default, we will work with defaulted customers to consider debt restructuring options. We generally do not take control of their assets except when restructuring options have been exhausted or to protect our position in relation to third party claims. In this case, we might appoint an administrator. We also lend against assets (like vehicles and equipment) and invoices for some customers. For assets, we value them before we lend. For invoices, we review the customer’s ledgers regularly and lend against debtors that meet agreed criteria. If the customer defaults, we repossess and sell their assets or collect on their invoices.

Commercial Real Estate

We take a first legal charge on commercial property as collateral. The loan is subject to strict criteria, including the property condition, age and location, tenant quality, lease terms and length, and the sponsor’s experience and creditworthiness. Before agreeing the loan, we visit the property and get an independent professional valuation which assesses the property, the tenant and future demand (such as comparing market rent to current rent). Loan agreements typically allow us to get revaluations every two to three years, or more often if it is likely covenants may be breached, and to view the property each year.

Social Housing

We take a first legal charge on portfolios of residential real estate owned and let by UK Housing Associations as collateral. We revalue this every three to five years (in line with industry practice), using the standard methods for property used for Social Housing. The value would be considerably higher if we based it on normal residential use. The value of the collateral is in all cases more than the loan balance. On average, the loan balance is 25% to 50% of the implied market value, using our LGD methodology. We have not had a default, loss or repossession on Social Housing. Older Social Housing loans that do not fit our current business strategy are managed and reported in Corporate Centre.

Global Corporate Banking:

Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.
Large Corporate

Most of these loans and products are unsecured, but we attach covenants to our credit agreements. We monitor whether borrowers keep in line with them so we detect any financial distress early. We also have a small structured finance portfolio, where we hold legal charges over the assets we finance.

Financial Institutions

We use standard legal agreements to reduce credit risk on derivatives, repos and reverse repos, and stock borrowing/lending. We also hold collateral and trade through central counterparties (CCPs) to reduce risk.

Netting – We use netting agreements where they have legal force – mainly in the UK, the rest of Europe and the US. This means that if a counterparty defaults, we can legally offset what we owe them and what they owe us, and settle the net amount. However, netting arrangements often do not mean we can offset assets and liabilities for accounting purposes, as transactions are usually settled on a gross basis. In line with market practice, we use standard legal agreements. For derivatives, we use ISDA Master Agreements; for repos and reverse repos, we use Global Master Repurchase Agreements; and for stock borrowing/lending and other securities financing, we use Global Master Securities Lending Agreements.

Collateral – We use the Credit Support Annex with the ISDA Master Agreement. This gives us collateral for our net exposures. The collateral can be cash, securities or equities. For stock borrowing/lending and repos and reverse repos, it includes high quality liquid debt securities and highly liquid equities listed on major developed markets. We revalue our exposures and collateral daily, adjusting the collateral to reflect deficits or surpluses. We have processes to control how we value and manage collateral, including documentation reviews and reporting. Collateral has to meet our ‘eligible collateral, haircuts and margining’ policy which controls the quality and how much of any one kind of collateral we can hold. That gives us confidence we will be able to cash in the collateral if a client defaults. We have these controls for equities and debt securities. The collateral held for reverse repos is worth at least 100% of our exposure.

CCPs – These are intermediaries between a buyer and a seller – generally a clearing house. We use CCPs as a way to reduce counterparty credit risk in derivatives.

Corporate Centre:

Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.
Structured Products

These are our ALCO and Legacy Treasury asset portfolios. These assets are unsecured, but benefit from senior positions in the creditor hierarchy. Their credit rating reflects the over-collateralisation in the structure, and the assets that underpin their cash flows and repayment schedules.

We use a detailed expected cash flow analysis to assess if there is any impairment. We take into account the structure and assets backing each individual security. We set up an impairment loss allowance if we know an issuer has financial difficulties or they are not keeping to the terms of the contract.

Derivatives	We manage the risk on this portfolio in the same way as for the derivatives in Global Corporate Banking.
Legacy Portfolios in run-off

We often hold collateral through a first legal charge over the underlying asset or cash.

We get independent third party valuations on fixed charge security like aircraft or ships in line with industry guidelines. We then decide if we need to set up an impairment loss allowance. To do that, we bear in mind:

–  The borrower’s ability to generate cash flow

–  The age of the assets

–  Whether the loan is still performing satisfactorily

–  Whether or not the reduction in value is likely to be temporary

–  Whether there are other ways to solve the problem.

Where a borrower gets into difficulty we look to dispose of the collateral, either with agreement or through the insolvency process. We do this as early as possible, to minimise any loss. We rarely take ownership of collateral.

Social Housing	We manage the risk on this portfolio in the same way as for the Social Housing portfolio in Commercial Banking.

3. Monitoring

We regularly monitor and report our credit risk by portfolio, segment, industry, location and customer. We give our Executive Risk Control Committee a detailed analysis of our credit exposures and risk trends every month. We also report our larger exposures and risks to the Board Risk Committee every month.

Our Watchlist

For non-standardised customers, we also use a Watchlist to help us identify potential problem debt early. Just because a customer is on our Watchlist does not mean they have defaulted. It just means that something has happened that has increased the probability of default. There are several reasons we might put customers on this list. For example, if they suffer a downturn in trade, breach a covenant, lose a major contract, slip into early arrears, or their key management resign. Whatever the trigger, we review the case to assess the potential financial impact.

We classify Watchlist cases as:

–	Enhanced monitoring: for less urgent cases. If they are significant, we monitor them more often
–	Proactive management: for more urgent or serious cases. We may take steps to restructure debt including extending the term, taking more collateral, agreeing a lower credit limit or seeking repayment of the loan through refinancing or other means.

We assess cases on the Watchlist for impairment collectively, unless they are in the hands of our Restructuring & Recoveries team at which point we assess them individually. If a case becomes NPL, we take it off the Watchlist and assess it for impairment individually.

When a customer is included in proactive management, we usually review the value of any collateral as part of working out what to do next. We also assess whether we need to set up an impairment loss allowance. This is based on the expected future cash flows and the value of the collateral compared to the loan balance. We also take into account any forbearance we offer (which we describe later on). This includes whether any extra security or guarantees are available, the likelihood of more equity and the potential to enhance value through asset management.

In Global Corporate Banking and Corporate Centre we monitor the credit quality of our portfolios of treasury products daily. We use both internal and third-party data to detect any potential credit deterioration.

4. Arrears management

We identify problem debt by close monitoring, supported by our Watchlist process. When there is a problem, our relationship managers are the first to act, supported by the relevant credit risk expert. If a case becomes more urgent or needs specialist attention, and if it becomes NPL, we transfer it to our Restructuring & Recoveries team.

We aim to act before a customer actually defaults (to prevent it, if possible). The strategy we use depends on the type of customer, their circumstances and the level of risk. We use restructuring and rehabilitation tools to try to help our customers find their own way out of financial difficulty and agree on a plan that works for both of us.

We aim to identify warning signs early by monitoring customers’ financial and trading data, checking to make sure they are not breaching any covenants, and by having regular dialogue with them. Once a month, we hold Watchlist meetings to agree a strategy for each portfolio. Our Restructuring & Recoveries team attend these meetings, and we may hand over more serious cases to them.

Forbearance

If a customer is having financial difficulty, we will work with them before they actually default to see if the difficulty can be addressed through forbearance. Their problems might be clear from the results of covenant testing, reviews of trading and other data they give us under the terms of their loan or as part of our ongoing conversations with them.

We may offer the following types of forbearance. We only do this if our assessments indicate the customer can meet the revised payments:

Action	Description
Term extension	We can extend the term of the loan. At a minimum, we expect the customer to be able to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term.
We may offer this option if the customer is up-to-date with their payments, but showing signs of financial difficulties. We may also offer this option where the loan is about to mature and near-term refinancing is not possible on market terms.
Interest-only

We can agree to let a customer pay only the interest on the loan for a short time – usually less than a year. We only agree to this if we believe their financial problems are temporary and they are going to recover.

After the interest-only period, we expect the customer to go back to making full payments of interest and capital once they are in a stronger financial position. We regularly look at the customer’s financial situation to see when they can afford to do that.
Other payment rescheduling (including capitalisation)

If a customer is having cash flow issues, we may agree to lower or stop their payments until they have had time to recover. We may:

– Reschedule payments to better match the customer’s cash flow – for example if the business is seasonal

– Provide a temporary increase in facilities to cover peak demand ahead of the customer’s trading improving.

We might do this by adding their arrears to their loan balance (we call this arrears capitalisation) or drawing from an overdraft.

We may also offer other types of forbearance, including providing new facilities, interest rate concessions, seasonal profiling and interest roll-up. In rare cases, we agree to forgive or reduce part of the debt.

When we agree to any forbearance, we review our impairment loss allowances for them. These accounts may stay in our performing portfolio but we report them separately as forborne. If an account is performing when we agree forbearance and there is clear evidence that the customer is consistently meeting their new terms and the risk profile is improving, we classify the loan as fully performing. If an account is in NPL when we agree forbearance, we keep it in the NPL category. Once we see that the customer is consistently meeting the new terms we reclassify the loan as performing.

Other forms of debt management

When customers are in financial difficulty we can also manage debt in other ways, depending on the facts of the specific case:

Action	Description
Waiving or changing covenants	If a borrower breaks a covenant, we can either waive it or change it, taking their latest and future financial position into account. We may also add a condition on the use of any surplus cash (after operating costs) to pay down their debt to us.
Asking for more collateral or guarantees	If a borrower has unencumbered assets, we may accept new or extra collateral in return for revised financing terms. We may also take a guarantee from other companies in the same group and/or major shareholders. We only do this where we believe the guarantor will be able to meet their commitment.
Asking for more equity	Where a borrower can no longer pay the interest on their debt, we may accept fresh equity capital from new or existing investors to change the capital structure in return for better terms on the existing debt.

5. Debt recovery

Consensual arrangements

Where we cannot find a solution like any of the ones we describe above, we look for an exit. If circumstances permit, we aim to do this by agreeing with the borrower that they will sell some or all of their assets on a voluntary basis or agreeing to give them time to refinance their debt with another lender.

Enforcement and recovery

Where we cannot find a way forward or reach a consensual arrangement, we consider recovery options. This can be through:

–	The insolvency process
–	Enforcing over any collateral
–	Selling the debt on the secondary market
–	Considering other legal action available to recover what we are owed from debtors and guarantors.

If there is a shortfall, we write it off against the impairment loss allowance held, once the sale has gone through. In certain very rare instances we may act as mortgagee in possession of assets held as collateral against non-performing commercial lending. In such cases the assets are carried on our balance sheet and are classified according to our accounting policies.

Risk measurement and control

We measure the credit risk on treasury products by adding their potential future exposure to market movements over their lives to their fair value. Then we add it to any other exposure and measure the total against our credit limits for each client.

We assess our impairment loss allowances regularly and have them independently reviewed. We look at a number of factors, including the:

–	Cash flow available to service debt
–	Value of collateral, based on third-party professional valuations.

OTHER SEGMENTS – CREDIT RISK REVIEW

2017 compared to 2016 (unaudited)

Corporate lending growth has been impacted by uncertainty in the UK economy in relation to the UK’s future relationship with the EU. UK businesses face ongoing uncertainty over future trade arrangements, and how the transition to these new rules will be managed. This has impacted business investment, although this is still forecasted to grow. In 2017, there were signs certain vulnerable sectors could be impacted in the context of the changing macro-economic environment.

Committed exposures

Credit risk arises on asset balances and off-balance sheet transactions such as credit facilities or guarantees. As a result, committed exposures are typically higher than asset balances. However, committed exposures can be smaller than the asset balances on the balance sheet due to netting. We show Sovereigns and Supranationals net of short positions and Large Corporate reverse repurchase agreement exposures are shown net of repurchase agreement liabilities and include OTC derivatives. In addition, the derivative and other treasury product exposures (which are classified as ‘Financial Institutions’) shown are also typically lower than the asset balances. This is because we show our overall risk exposure which takes into account our procedures to mitigate credit risk. The asset balances on our balance sheet only reflect the more restrictive netting permitted by IAS 32.

Rating distribution

These tables show our credit risk exposure according to our internal rating scale (see ‘Credit quality’ in the ‘Santander UK group level – credit risk review’ section) for each portfolio. On this scale, the higher the rating, the better the quality of the counterparty.

Underlying credit quality has remained stable within our Commercial Banking, Global Corporate Banking and Corporate Centre portfolios. In the second half of 2017 a number of enhancements were made to better harmonise treatments across our reporting classifications. This has resulted in some migrations as shown in the tables below, but on a like for like basis, no deterioration in credit quality has been observed. An exception to this resides in the Large Corporate portfolio where the increase in band 1-3 is driven by 3 new NPL cases in 2017.

	Santander UK risk grade
2017	9 £m	8 £m	7 £m	6 £m	5 £m	4 £m	3 to 1 £m	Other(1) £m	Total £m
Commercial Banking
SME and mid corporate	–	–	259	2,183	5,402	3,574	998	214	12,630
Commercial Real Estate	–	–	–	395	6,135	2,014	60	2	8,606
Social Housing	499	2,600	171	–	–	–	4	–	3,274
	499	2,600	430	2,578	11,537	5,588	1,062	216	24,510
Global Corporate Banking
Sovereign and Supranational	590	3,321	444	–	–	–	–	–	4,355
Large Corporate	260	2,979	8,391	8,879	573	2	355	–	21,439
Financial Institutions	2,362	1,463	2,494	33	103	–	–	–	6,455
	3,212	7,763	11,329	8,912	676	2	355	–	32,249
Corporate Centre
Sovereign and Supranational	44,477	18	–	–	–	–	–	–	44,495
Structured Products	2,487	1,560	300	32	–	–	–	–	4,379
Derivatives	–	212	–	–	–	–	–	–	212
Legacy Portfolios in run-off(2)	–	–	1	359	104	124	37	400	1,025
Social Housing	1,841	3,641	451	43	–	–	–	–	5,976
	48,805	5,431	752	434	104	124	37	400	56,087

2016
Commercial Banking
SME and mid corporate	22	112	344	2,826	4,219	3,142	533	130	11,328
Commercial Real Estate	–	–	302	5,852	2,754	498	118	1	9,525
Social Housing	1,355	1,499	215	–	–	–	–	–	3,069
	1,377	1,611	861	8,678	6,973	3,640	651	131	23,922
Global Corporate Banking
Sovereign and Supranational	1,025	3,111	977	–	–	–	–	–	5,113
Large Corporate	204	2,028	5,347	9,493	4,296	56	75	1	21,500
Financial Institutions	439	3,877	2,913	597	49	–	–	–	7,875
	1,668	9,016	9,237	10,090	4,345	56	75	1	34,488
Corporate Centre
Sovereign and Supranational	34,474	–	–	–	–	–	–	–	34,474
Structured Products	1,597	1,755	654	–	–	–	–	–	4,006
Derivatives	–	175	312	–	–	–	–	–	487
Legacy Portfolios in run-off(2)	2	1	5	540	215	69	63	480	1,375
Social Housing	3,313	2,707	548	43	–	–	–	–	6,611
	39,386	4,638	1,519	583	215	69	63	480	46,953

(1)	Consists of smaller exposures mainly in the commercial mortgage portfolio. We use scorecards for them, instead of a rating model.
(2)	Consists of commercial mortgages and residual structured and asset finance loans (shipping, aviation, and structured finance).

Geographical distribution

We typically classify geographical location according to the counterparty’s country of domicile unless there is a full risk transfer guarantee in place, in which case we use the guarantor’s country of domicile instead.

2017	UK £m	Europe £m	US £m	Rest of World £m	Total £m
Commercial Banking
SME and mid corporate	12,513	116	1	–	12,630
Commercial Real Estate	8,606	–	–	–	8,606
Social Housing	3,274	–	–	–	3,274
	24,393	116	1	–	24,510
Global Corporate Banking
Sovereign and Supranational	–	1,032	1	3,322	4,355
Large Corporate	17,430	3,699	111	199	21,439
Financial Institutions	3,102	2,121	614	618	6,455
	20,532	6,852	726	4,139	32,249
Corporate Centre
Sovereign and Supranational	35,659	1,514	6,091	1,231	44,495
Structured Products	2,086	1,217	–	1,076	4,379
Derivatives	–	63	149	–	212
Legacy Portfolios in run-off	909	–	–	116	1,025
Social Housing	5,976	–	–	–	5,976
	44,630	2,794	6,240	2,423	56,087

2016
Commercial Banking
SME and mid corporate	11,188	83	57	–	11,328
Commercial Real Estate	9,525	–	–	–	9,525
Social Housing	3,069	–	–	–	3,069
	23,782	83	57	–	23,922
Global Corporate Banking
Sovereign and Supranational	332	1,643	–	3,138	5,113
Large Corporate	17,793	3,356	73	278	21,500
Financial Institutions	4,282	1,629	1,175	789	7,875
	22,407	6,628	1,248	4,205	34,488
Corporate Centre
Sovereign and Supranational	26,693	1,569	4,770	1,442	34,474
Structured Products	1,352	1,529	–	1,125	4,006
Derivatives	312	12	163	–	487
Legacy Portfolios in run-off	1,205	–	–	170	1,375
Social Housing	6,611	–	–	–	6,611
	36,173	3,110	4,933	2,737	46,953

2017 compared to 2016 (unaudited)

Commercial Banking

In 2017, we saw solid lending growth to trading business customers, offset by active management of our Commercial Real Estate portfolio. Committed exposures increased, despite the uncertain operating environment after the UK’s decision to leave the EU and the resulting slowdown in SME activity.

–	Our SME and mid corporate exposures increased by 12% as growth in the Mid Corporate portfolio more than offset a reduction in SME exposures.
–	Our Commercial Real Estate portfolio decreased by 10% as we continue to actively manage exposures in line with our proactive risk management practices and strive to maintain portfolio quality.
–	Our Social Housing portfolio increased by 7%, driven by refinancing of longer-dated loans, previously managed in Corporate Centre, onto shorter maturities and current market terms.

Global Corporate Banking

Our committed exposures decreased by 7% mainly due to decreases in our Sovereign and Supranational and Financial Institutions portfolios.

–	Sovereign and Supranational exposures decreased by 15%. The portfolio profile stayed mainly short-term, reflecting the purpose of the holdings.
–	Large Corporate exposures decreased slightly. Credit quality was relatively stable overall, except for the impairment of three customers that moved to non-performance, including Carillion plc.
–	Financial Institutions exposures decreased by 18%, largely driven by the transfer of prohibited activity to Banco Santander as part of ring-fencing.

Corporate Centre

In 2017, committed exposures increased by 19% mainly driven by our Sovereign and Supranational portfolio.

–	Sovereign and Supranational exposures are mainly cash at central banks and highly-rated liquid assets we hold as part of normal liquid asset portfolio management. The increase of 29% in the overall exposure was driven by an increase in deposits in the UK.
–	Legacy Portfolios in run-off reduced by 24% in 2017. The disposal of all aviation deals within this portfolio is now complete.
–	Social Housing exposures reduced in 2017 to £6.0bn (2016: £6.6bn) as we continue to refinance longer-dated loans onto shorter maturities and current market terms that are then managed in Commercial Banking.

Credit risk mitigation

Commercial Banking

As discussed above, we only hold collateral on Commercial Real Estate loans within our Commercial Banking portfolio. Impaired loans in the Commercial Real Estate portfolio reduced from 2016, resulting in a decrease in the collateral we held against impaired loans. At 31 December 2017, the collateral we held against impaired loans was 15% (2016: 42%) of the carrying amount of the impaired loan balances.

Global Corporate Banking

At 31 December 2017, the top 20 clients with derivative exposure made up 65% (2016: 69%) of our total derivative exposure, all of which were banks and CCPs. The weighted-average credit rating was 7.2 (2016: 7.3). At 31 December 2017 and 2016, we held no collateral against impaired loans in the Large Corporate portfolio.

Corporate Centre

We reduce credit risk in derivatives with netting agreements, collateralisation and the use of CCPs. At 31 December 2017, we had cash collateral of £348m (2016: £457m) held against our Legacy Portfolios in run-off. The collateral we held against impaired loans was 100% (2016: 100%) of the carrying amount of the impaired loan balances.

Credit performance

We monitor exposures that show potentially higher risk characteristics using our Watchlist process (described in ‘Monitoring’ in the ‘Credit risk management’ section). The table below shows the exposures we monitor, and those we classify as non-performing by portfolio at 31 December 2017 and 2016.

	Committed exposure
		Watchlist				Observed
2017	Fully performing £m	Enhanced monitoring £m	Proactive management £m	Non- performing exposure(1) £m	Total(2) £m	impairment loss allowances £m
Commercial Banking
SME and mid corporate	11,185	815	296	334	12,630	128
Commercial Real Estate	8,254	160	133	59	8,606	27
Social Housing	3,274	–	–	–	3,274	–
	22,713	975	429	393	24,510	155
Global Corporate Banking
Sovereign and Supranational	4,355	–	–	–	4,355	–
Large Corporate	20,757	284	8	390	21,439	236
Financial Institutions	6,354	1	100	–	6,455	–
	31,466	285	108	390	32,249	236
Corporate Centre
Sovereign and Supranational	44,495	–	–	–	44,495	–
Structured Products	4,379	–	–	–	4,379	–
Derivatives	212	–	–	–	212	–
Legacy Portfolios in run-off	977	22	6	20	1,025	6
Social Housing	5,972	4	–	–	5,976	–
	56,035	26	6	20	56,087	6
Total observed impairment loss allowances						397
Allowance for IBNO(3)						52
Total impairment loss allowances						449

(1)	Non-performing exposure includes committed facilities and derivative exposures. So it can exceed the NPLs in the table on page 96 which only include drawn balances.
(2)	Includes committed facilities and derivatives. We define ‘Enhanced Monitoring’ and ‘Proactive Management’ in the ‘Monitoring‘ section.
(3)	Allowance for IBNO losses as described in Note 1 to the Consolidated Financial Statements.

	Committed exposure
		Watchlist				Observed
2016	Fully performing £m	Enhanced monitoring £m	Proactive management £m	Non- performing exposure(1) £m	Total(2) £m	impairment loss allowances £m
Commercial Banking
SME and mid corporate	9,744	892	331	361	11,328	139
Commercial Real Estate	9,136	161	49	179	9,525	44
Social Housing	2,930	139	–	–	3,069	–
	21,810	1,192	380	540	23,922	183
Global Corporate Banking
Sovereign and Supranational	5,113	–	–	–	5,113	–
Large Corporate	20,702	659	70	69	21,500	33
Financial Institutions	7,671	202	2	–	7,875	–
	33,486	861	72	69	34,488	33
Corporate Centre
Sovereign and Supranational	34,474	–	–	–	34,474	–
Structured Products	4,006	–	–	–	4,006	–
Derivatives	487	–	–	–	487	–
Legacy Portfolios in run-off	1,273	20	9	73	1,375	31
Social Housing	6,447	164	–	–	6,611	–
	46,687	184	9	73	46,953	31
Total observed impairment loss allowances						247
Allowance for IBNO(3)						91
Total impairment loss allowances						338

(1)	Non-performing exposure includes committed facilities and derivative exposures. So it can exceed the NPLs in the table below which only include drawn balances.
(2)	Includes committed facilities and derivatives. We define ‘Enhanced Monitoring’ and ‘Proactive Management’ in the ‘Monitoring‘ section.
(3)	Allowance for IBNO losses as described in Note 1 to the Consolidated Financial Statements.

2017 compared to 2016 (unaudited)

Commercial Banking

Our SME and mid corporate portfolio improved across all categories as a result of a number of successful exits and the write off of some pre-2009 vintages. In our Commercial Real Estate portfolio, non-performing exposures (NPEs) reduced by 67% to £59m (2016: £179m) driven by a number of successful exits. A single legacy case, where the collateral exceeded the value of the loan, was downgraded to NPE in 2016. The asset was sold and the loan repaid in full in 2017.

Global Corporate Banking

Large Corporate exposures subject to enhanced monitoring decreased by 57% driven by the return of a number of cases to performing as a result of improved trading. However, NPEs increased to £390m (2016: £69m) due to the impairment of three customers that moved to non-performance, including Carillion plc. Financial Institutions exposures subject to enhanced monitoring decreased to £1m (2016: £202m) driven by two cases returning to performing status.

Corporate Centre

In our Legacy Portfolios in run-off portfolio, exposures subject to enhanced monitoring and proactive management remained stable. NPE reduced to £20m (2016: £73m) driven by sales of aviation and shipping assets. In our Social Housing portfolio, exposures subject to enhanced monitoring decreased to £4m (2016: £164m), two large cases that were added in 2016 due to governance issues returned to performing in Q2 2017.

Non-performing loans and advances (1) (2)

	2017			2016
	Commercial Banking £m	Global Corporate Banking £m	Corporate Centre £m	Commercial Banking £m	Global Corporate Banking £m	Corporate Centre £m
Loans and advances to customers of which:(2)	19,391	6,037	5,905	19,381	5,659	6,478
NPLs(3)	383	340	20	518	63	73
Impairment loss allowances	195	236	18	220	57	61

	%	%	%	%	%	%
NPL ratio(4)	1.98	5.63	0.34	2.67	1.11	1.12
Coverage ratio(5)	51	69	90	42	90	84

(1)	We define NPLs in the ‘Credit risk management’ section.
(2)	Includes Social Housing loans and finance leases.
(3)	All NPLs continue accruing interest.
(4)	NPLs as a percentage of loans and advances to customers.
(5)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e. the IBNO provision) as well as NPLs, so the ratio can exceed 100%.

NPL movements in 2017

We analyse NPL movements in 2017 below. ‘Entries’ are loans which we have classified as NPLs in 2017. ‘Exits’ are the part of loans that has been repaid (in full or in part), and loans that returned to performing status. ‘Write-offs’ are the unrecovered part of loans where we have exhausted recovery options, including realising any collateral. Forbearance does not change the NPL status.

	Drawn balances
	Commercial Banking £m	Global Corporate Banking £m	Corporate Centre £m
At 1 January 2017	518	63	73
Entries	194	328	18
Exits	(294)	(51)	(48)
Write offs	(35)	–	(23)
At 31 December 2017	383	340	20

2017 compared to 2016 (unaudited)

Commercial Banking

The Commercial Banking NPL ratio improved to 1.98%, primarily due to the full repayment of three impaired loans and the write-off of some pre-2009 vintages in Q1 2017.

Global Corporate Banking

The Global Corporate Banking NPL ratio of 5.63% was severely impacted by the Carillion plc loans that moved to non-performance in 2017. Impairment losses on loans and advances increased to £236m, primarily relating to Carillion plc exposures.

Corporate Centre

The Corporate Centre NPL ratio decreased to 0.34%, reflecting management of non-core corporate and legacy portfolios.

Forbearance

We only make forbearance arrangements for lending to customers. The balances at 31 December 2017 and 2016, analysed by their payment status at the year-end and the forbearance we applied, were:

	2017			2016
	Commercial Banking £m	Global Corporate Banking £m	Corporate Centre(2) £m	Commercial Banking £m	Global Corporate Banking £m	Corporate Centre(2) £m
Stock(1)
– Term extension	136	55	–	168	11	1
– Interest-only	152	–	14	158	–	20
– Other payment rescheduling	127	299	13	208	10	16
	415	354	27	534	21	37
Of which:
– Non-performing	273	347	11	344	10	15
– Performing	142	7	16	190	11	22
	415	354	27	534	21	37
Proportion of portfolio	1.7%	1.1%	2.6%	2.2%	0.1%	2.7%

(1)	We base forbearance type on the first forbearance we applied. Tables only show accounts open at the year-end. Amounts are drawn balances and include off balance sheet balances.
(2)	Exposure within the Legacy Portfolios in run-off only.

2017 compared to 2016 (unaudited)

In Commercial Banking, the cumulative forbearance stock reduced by 22% to £415m at 31 December 2017 (2016: £534m). This decrease was mainly due to the successful resolution of NPL cases, and performing cases exiting forbearance according to defined criteria. This impact was offset by an increase in the stock position of forbearance due to the inflows in the year in Global Corporate Banking, where the Carillion plc loans that moved to non-performance in 2017 had a severe impact. At 31 December 2017, there were five forborne cases (2016: two cases) in Global Corporate Banking.

PORTFOLIOS OF PARTICULAR INTEREST

Introduction (unaudited)

Some types of lending have higher risk and others stand out for different reasons. In the section below we provide further details of our Commercial Real Estate and Social Housing portfolios.

Product	Description
Commercial Real Estate	The Commercial Real Estate market experienced a challenging environment in the immediate years after the last financial crisis and has previously seen regular cyclical downturns. In addition to the disclosures on the Commercial Real Estate portfolio earlier in this section, we include below more detail on credit management, credit performance, and LTV and sector analysis.
Social Housing

The Social Housing sector in the UK is critical in ensuring the supply of affordable housing across the country. Housing associations now play a prominent role in addressing the UK’s shortage of housing stock across all tenures. The sector benefits from a zero-loss default history aided by its regulated nature. We hold a significant position in this market. Continued investment in this sector is seen as a direct way to support the UK and, indirectly, the wider community initiatives undertaken by our customers.

Commercial Real Estate

Credit performance

The table below shows the main Commercial Real Estate credit performance metrics at 31 December 2017 and 2016.

	Customer loans(1) £bn	NPLs(2)(3) £m	NPL ratio(4) %	NPL coverage(5) %	Gross write-offs £m	Impairment loss allowances £m
2017	8.1	69	0.85	78	11	54
2016	9.0	180	2.00	32	1	58

(1)	Comprises commercial real estate drawn loans in the business banking portfolio of our Retail Banking segment of £257m (2016: £365m) and in the Commercial Real Estate portfolio of our Commercial Banking segment of £7,886m (2016: £8,678m).
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	All NPLs continue accruing interest.
(4)	NPLs as a percentage of customer loans.
(5)	Impairment loss allowances as a percentage of NPLs. Impairment loss allowances relate to early arrears and performing assets (i.e. the IBNO provision) as well as NPLs, so the ratio can exceed 100%.

Commercial Real Estate loans written before 2009 totalled £380m (2016: £543m). The pre-2009 loans were written on market terms which, compared with more recent times and following a significant tightening in our lending criteria, included higher original LTVs, lower interest coverage and exposure to development risk.

LTV analysis

This table shows the LTV distribution for our Commercial Real Estate loan stock and NPL stock (based on the drawn balance and our latest estimate of the property’s current value) of the portfolio at 31 December 2017 and 2016.

	2017		2016
Loans and advances to customers	£m	%	£m	%
<=50%	4,146	51	3,879	44
>50-70%	3,035	37	4,007	44
>70-100%	36	–	194	2
>100% i.e. negative equity	52	1	88	1
Standardised portfolio(1)	629	8	652	7
Total with collateral	7,898	97	8,820	98
Development loans	246	3	223	2
	8,144	100	9,043	100

	2017		2016
NPLs	£m	%	£m	%
<=50%	6	9	7	4
>50-70%	2	3	2	1
>70-100%	1	1	74	41
>100% i.e. negative equity	48	70	74	41
Standardised portfolio(1)	12	17	5	3
Total with collateral	69	100	162	90
Development loans	–	–	18	10
	69	100	180	100

(1)	Consists of smaller value transactions, mainly commercial mortgages.

Sector analysis

The table below shows the sector analysis of the portfolio at 31 December 2017 and 2016.

	2017		2016
Sector	£m	%	£m	%
Office	2,181	27	2,359	26
Retail	1,389	17	1,739	19
Industrial	1,176	14	1,274	14
Residential	1,001	12	1,016	11
Mixed use	1,146	14	1,184	13
Student accommodation	133	2	224	3
Hotels and leisure	304	4	389	5
Other	185	2	206	2
Standardised portfolio(1)	629	8	652	7
	8,144	100	9,043	100

(1)	Consists of smaller value transactions, mainly commercial mortgages.

The Commercial Real Estate portfolio of £8,144m (2016: £9,043m) is well diversified across sectors, with no significant regional or single name concentration, representing 30% (2016: 33%) of our total lending to corporates and 4% (2016: 4%) of total customer loans.

At 31 December 2017, the LTV profile of the portfolio remained conservative with £7,181m (2016: £7,886m) of the non-standardised portfolio assets at or below 70% LTV.

Loans with development risk were only 3% (2016: 2%) of the total Commercial Real Estate portfolio. Development lending is typically on a non-speculative basis with significant pre-lets in place and/or pre-sales in place.

The average loan balance at 31 December 2017 was £4.7m (2016: £4.8m) and the top ten exposures made up 10% (2016: 8%) of the total Commercial Real Estate portfolio exposure.

Refinancing risk

As part of our annual review process, for Commercial Real Estate loans approaching maturity, we look at the prospects of refinancing the loan on current market terms and applicable credit policy. Where this seems unlikely we put the case on our Watchlist.

At 31 December 2017, Commercial Real Estate loans of £1,090m (2016: £1,408m) were due to mature within 12 months. Of these, £59m, i.e. 5% (2016: £161m, i.e. 11%) had an LTV ratio higher than is acceptable under our current credit policy. At 31 December 2017, £53m of this (2016: £149m) had been put on our Watchlist or recorded as NPL and had an impairment loss allowance of £27m (2016: £31m).

2017 compared to 2016 (unaudited)

In our Commercial Real Estate portfolio, customer loans decreased by 10% as we actively manage exposures to certain segments in line with our proactive risk management practices. In 2017, we maintained a prudent lending approach, with no new business written above 70% LTV (2016: nil) and 91% of new business written at or below 60% LTV (2016: 95%). The weighted average LTV on the CRE portfolio was 48% (2016: 50%) and the average loan size was £4.7m (2016: £4.8m).

Exposures subject to enhanced monitoring remained stable at £160m (2016: £161m). Exposures subject to proactive management increased by 171% to £133m (2016: £49m) largely driven by the downgrade of one customer in Q4 2017 following protracted lease re-negotiations. Non-performing exposures reduced by 67% to £59m (2016: £179m) driven by a number of successful exits. Our non-performing loan ratio was 0.85% (2016: 2.00%). A single legacy case, where the collateral exceeded the value of the loan, was downgraded to NPL in 2016. The asset was sold and the loan repaid in full in 2017.

Social Housing

At 31 December 2017 and 2016, our total Social Housing exposure in Commercial Banking and Corporate Centre was:

	2017		2016
	Drawn £m	Total £m	Drawn £m	Total £m
Commercial Banking	2,118	3,274	1,897	3,069
Corporate Centre	5,060	5,976	5,442	6,611
	7,178	9,250	7,339	9,680